EXHIBIT 99.6A
                        PRINCIPAL UNDERWRITING AGREEMENT

                        KEYSTONE AMERICA WORLD BOND FUND


         AGREEMENT made this 19th day of August, 1993 by and between Keystone America World Bond Fund, a Massachusetts business trust, ("Fund"), and Keystone Distributors, Inc., a Delaware corporation ("Principal Underwriter").

         It is hereby mutually agreed as follows:

         1. The Fund hereby appoints Principal Underwriter a principal underwriter of the shares of beneficial interest of the Fund ("Shares") as an independent contractor upon the terms and conditions hereinafter set forth. Except as the Fund may from time to time agree, Principal Underwriter will act as agent for the Fund and not as principal.

         2. Principal Underwriter will use its best efforts to find purchasers for the Shares, to promote distribution of the Shares and may obtain orders from brokers, dealers or other persons for sales of Shares to them. No such dealer, broker or other person shall have any authority to act as agent for the Fund; such dealer, broker or other person shall act only as principal in the sale of Shares.

         3. Sales of Shares by Principal Underwriter shall be at the applicable public offering price determined in the manner set forth in the prospectus and/or statement of additional information of the Fund current at the time of the Fund's acceptance of the order for Shares; provided that Principal Underwriter also shall have the right to sell shares at net asset value, if such sale is permissible under and consistent with applicable statutes, rules, regulations and orders. All orders shall be subject to acceptance by the Fund and the Fund reserves the right in its sole discretion to reject any order received. The Fund shall not be liable to anyone for failure to accept any order.

         4. On all sales of Shares, the Fund shall receive the current net asset value and Principal Underwriter shall be entitled to receive payments in accordance with the 12b-1 Plan and as set forth in the then current prospectus and/or statement of additional information of the Fund and to receive the sales charges, including contingent deferred sales charges, as set forth in the then current prospectus and/or statement of additional information of the Fund. Principal Underwriter may reallow all or a part of the 12b-1 payments and the sales charges to such brokers, dealers or other persons as Principal Underwriter may determine.

         5. Payment to the Fund for Shares shall be in New York or Boston Clearing House funds received by Principal Underwriter within ten (10) business days after notice of acceptance of the purchase order and the amount of the applicable public offering price has been given to the purchaser. If such payment is not received within such ten-day period, the Fund reserves the right, without further notice, forthwith to cancel its acceptance of any such order. The Fund shall pay such issue taxes as may be required by law in connection with the issue of the Shares.

         6. Principal Underwriter shall not make in connection with any sale or solicitation of a sale of the Shares any representations concerning the Shares except those contained in the then current prospectus and/or statement of additional information covering the Shares and in printed information approved by the Fund as information supplemental to such prospectus and statement of additional information. Copies of the then current prospectus and statement of additional information and any such printed supplemental information will be supplied by the Fund to Principal Underwriter in reasonable quantities upon request.

         7. Principal Underwriter agrees to comply with the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

         8. The Fund appoints Principal Underwriter as its agent to accept orders for redemptions and repurchases of Shares at values and in the manner determined in accordance with the then current prospectus and/or statement of additional information of the Fund.

         9. The Fund agrees to indemnify and hold harmless the Principal Underwriter, its officers and Directors and each person, if any, who controls the Principal Underwriter within the meaning of Section 15 of the Securities Act of 1933 ("1933 Act"), against any losses, claims, damages, liabilities and expenses (including the cost of any legal fees incurred in connection therewith) which the Principal Underwriter, its officers, Directors or any such controlling person may incur under the 1933 Act, under any other statute, at common law or otherwise, arising out of or based upon

                  a) any untrue statement or alleged untrue statement of a material fact contained in the Fund's registration statement, prospectus or statement of additional information (including amendments and supplements thereto), or

                  b) any omission or alleged omission to state a material fact required to be stated in the Fund's registration statement, prospectus or statement of additional information necessary to make the statements therein not misleading, provided, however, that insofar as losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance and in conformity with information furnished to the Fund by the Principal Underwriter for use in the Fund's registration statement, prospectus or statement of additional information, such indemnification is not applicable. In no case shall the Fund indemnify the Principal Underwriter or its controlling person as to any amounts incurred for any liability arising out of or based upon any action for which the Principal Underwriter, its officers and Directors or any controlling person would otherwise be subject to liability by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of the reckless disregard of its obligations and duties under this Agreement.

         10. The Principal Underwriter agrees to indemnify and hold harmless the Fund, its officers and Trustees and each person, if any, who controls the Fund within the meaning of Section 15 of the 1933 Act against any loss, claims, damages, liabilities and expenses (including the cost of any legal fees incurred in connection therewith) which the Fund, its officers, Trustees or any such controlling person may incur under the 1933 Act, under any other statute, at common law or otherwise arising out of the acquisition of any Shares by any person which

                  a) may be based upon any wrongful act by the Principal Underwriter or any of its employees or representatives, or

                  b) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund's registration statement, prospectus or statement of additional information (including amendments and supplements thereto), or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished or confirmed in writing to the Fund by the Principal Underwriter.

         11. The Fund agrees to execute such papers and to do such acts and things as shall from time to time be reasonably requested by Principal Underwriter for the purpose of qualifying the Shares for sale under the so-called "blue sky" laws of any state or for registering Shares under the 1933 Act or the Fund under the Investment Company Act of 1940 ("1940 Act"). Principal Underwriter shall bear the expense of preparing, printing and distributing advertising, sales literature, prospectuses, and statements of additional information. The Fund shall bear the expense of registering Shares under the 1933 Act and the Fund under the 1940 Act, qualifying Shares for sale under the so-called "blue sky" laws of any state, the preparation and printing of prospectuses, statements of additional information and reports required to be filed with the Securities and Exchange Commission and other authorities, the preparation, printing and mailing of prospectuses and statements of additional information to shareholders of the Fund, and the direct expenses of the issue of Shares.

         12. To the extent required by the 12b-1 Plan, Principal Underwriter shall provide to the Board of Trustees of the Fund in connection with the 12b-1 Plan, not less than quarterly, a written report of the amounts expended pursuant to such 12b-1 Plan and the purpose for which such expenditures were made.

         13. The term of this agreement shall begin on the date hereof and, unless sooner terminated or continued as provided below, shall expire after two years. This agreement shall continue in effect after such term if its continuance is specifically approved by a majority of the Trustees of the Fund and a majority of the 12b-1 Trustees referred to in the 12b-1 Plan of the Fund ("Rule 12b-1 Trustees") at least annually in accordance with the 1940 Act and the rules and regulations thereunder.

         This agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Rule 12b-1 Trustees or by a vote of a majority of the Fund's outstanding shares on not more than sixty days written notice to any other party to the agreement; and shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

         14. This agreement shall be construed in accordance with the laws of The Commonwealth of Massachusetts. All sales hereunder are to be made, and title to the Shares shall pass, in Boston, Massachusetts.

         15. The Fund is a Massachusetts business trust established under a Declaration of Trust, as it may be amended from time to time. The obligations of the Fund are not personally binding upon, nor shall recourse be had against the private property of any of the Trustees, shareholders, officers, employees or agents of the Fund, but only the property of the Fund shall be bound.

         IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective officers thereunto duly authorized at Boston, Massachusetts, on the day and year first written above.


                                               KEYSTONE AMERICA WORLD BOND
                                               FUND


                                               By: /s/ Illegible
                                                   --------------------------
                                               Title: Vice President


                                               KEYSTONE DISTRIBUTORS, INC.


                                               By: /s/ Illegible
                                                   --------------------------
                                               Title: Sr. Vice President
#10160108

                                FIRST AMENDMENT
                                       TO
                        PRINCIPAL UNDERWRITING AGREEMENT
                                       OF
                            KEYSTONE WORLD BOND FUND



         FIRST AMENDMENT (the "Amendment") made as of the 31st day of May 1995 to AGREEMENT (the "Agreement") made the 19th day of August 1993 by and between Keystone World Bond Fund, a Massachusetts business trust, ("Fund"), and Keystone Investment Distributors Company, a Delaware corporation (the "Principal Underwriter").

1. This Amendment is made by the Fund, individually and/or on behalf of its series if any, referred to above in the title of this Amendment, to which series, if any, this Amendment shall relate, as applicable (the "Fund"). The Fund and the Principal Underwriter mutually agree that Section 1 of the Agreement is amended as follows:

          " 1. The Fund hereby appoints the Principal Underwriter a principal underwriter of the Class A and Class C shares of beneficial interest of the Fund ("Shares") as an independent contractor upon the terms and conditions hereinafter set forth. Except as the Fund may from time to time agree, the Principal Underwriter will act as agent for the Fund and not as principal."

2.   In all other respects the Agreement is unchanged.

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective officers thereunto duly authorized at Boston, Massachusetts on the day and year first written above.


                                  KEYSTONE WORLD BOND FUND

                                  By: /s/
                                     ---------------------------------------
                                           Title:


                                  KEYSTONE INVESTMENT DISTRIBUTORS COMPANY

                                  By: /s/
                                     ---------------------------------------
                                           Title:

                        PRINCIPAL UNDERWRITING AGREEMENT
                              FOR CLASS B-1 SHARES
                                       OF
                            KEYSTONE WORLD BOND FUND


         AGREEMENT made this 31st day of May 1995 by and between Keystone World Bond Fund, a Massachusetts business trust, ("Fund"), and Keystone Investment Distributors Company, a Delaware corporation (the "Principal Underwriter").

     The Fund, individually and/or on behalf of its series, if any, referred to above in the title of this Agreement, to which series, if any, this Agreement shall relate, as applicable (the Fund ), may act as the distributor of certain securities of which it is the issuer pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the 1940 Act ). Accordingly, it is hereby mutually agreed as follows:

     1. The Fund hereby appoints the Principal Underwriter a principal underwriter of the Class B-1 shares of beneficial interest of the Fund ("B-1 Shares") as an independent contractor upon the terms and conditions hereinafter set forth. The general term "Shares" as used herein has the same meaning as is provided therefor in Schedule I hereto. Except as the Fund may from time to time agree, the Principal Underwriter will act as agent for the Fund and not as principal.

     2. The Principal Underwriter will use its best efforts to find purchasers for the B-1 Shares and to promote distribution of the B-1 Shares and may obtain orders from brokers, dealers or other persons for sales of B-1 Shares to them. No such dealer, broker or other person shall have any authority to act as agent for the Fund; such dealer, broker or other person shall act only as principal in the sale of B-1 Shares.

     3. Sales of B-1 Shares by Principal Underwriter shall be at the public offering price determined in the manner set forth in the prospectus and/or statement of additional information of the Fund current at the time of the Fund's acceptance of the order for B-2 Shares. All orders shall be subject to acceptance by the Fund and the Fund reserves the right in its sole discretion to reject any order received. The Fund shall not be liable to anyone for failure to accept any order.

     4. On all sales of B-1 Shares the Fund shall receive the current net asset value. The Fund shall pay the Principal Underwriter Distribution Fees (as defined in Section 14 hereof), as commissions for the sale of B-1 Shares and other Shares, which shall be paid in conjunction with distribution fees paid to the Principal Underwriter by other classes of Shares of the Fund to the extent required in order to comply with Section 14 hereof, and shall pay over to the Principal Underwriter CDSCs (as defined in Section 14 hereof) as set forth in the Fund's current prospectus and statement of additional information, and as required by Section 14 hereof. The Principal Underwriter shall also receive payments consisting of shareholder service fees ("Service Fees") at the rate of
 .25% per annum of the average daily net asset value of the Class B-1 Shares. The Principal Underwriter may allow all or a part of said Distribution Fees and CDSCs received by it (not paid to others as hereinafter provided) to such brokers, dealers or other persons as Principal Underwriter may determine.

     5. Payment to the Fund for B-1 Shares shall be in New York or Boston Clearing House funds received by the Principal Underwriter within three business days after notice of acceptance of the purchase order and the amount of the applicable public offering price has been given to the purchaser. If such payment is not received within such period, the Fund reserves the right, without further notice, forthwith to cancel its acceptance of any such order. The Fund shall pay such issue taxes as may be required by law in connection with the issue of the B-1 Shares.

     6. The Principal Underwriter shall not make in connection with any sale or solicitation of a sale of the B-1 Shares any representations concerning the B-1 Shares except those contained in the then current prospectus and/or statement of additional information covering the Shares and in printed information approved by the Fund as information supplemental to such prospectus and statement of additional information. Copies of the then current prospectus and statement of additional information and any such printed supplemental information will be supplied by the Fund to the Principal Underwriter in reasonable quantities upon request.

     7. The Principal Underwriter agrees to comply with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (as defined in the Purchase and Sale Agreement, dated as of May 31, 1995 (the Purchase Agreement ), between the Principal Underwriter, Citibank, N.A. and Citicorp North America, Inc., as agent (the "Rules of Fair Practice")).

     8. The Fund appoints the Principal Underwriter as its agent to accept orders for redemptions and repurchases of B-1 Shares at values and in the manner determined in accordance with the then current prospectus and/or statement of additional information of the Fund.

     9. The Fund agrees to indemnify and hold harmless the Principal Underwriter, its officers and Directors and each person, if any, who controls the Principal Underwriter within the meaning of Section 15 of the Securities Act of 1933 ("1933 Act"), against any losses, claims, damages, liabilities and expenses (including the cost of any legal fees incurred in connection therewith) which the Principal Underwriter, its officers, Directors or any such controlling person may incur under the 1933 Act, under any other statute, at common law or otherwise, arising out of or based upon

     a. any untrue statement or alleged untrue statement of a material fact contained in the Fund's registration statement, prospectus or statement of additional information (including amendments and supplements thereto) or

     b. any omission or alleged omission to state a material fact required to be stated in the Fund's registration statement, prospectus or statement of additional information necessary to make the statements therein not misleading, provided, however, that insofar as losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance and in conformity with information furnished to the Fund by the Principal Underwriter for use in the Fund's registration statement, prospectus or statement of additional information, such indemnification is not applicable. In no case shall the Fund indemnify the Principal Underwriter or its controlling person as to any amounts incurred for any liability arising out of or based upon any action for which the Principal Underwriter, its officers and Directors or any controlling person would otherwise be subject to liability by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of the reckless disregard of its obligations and duties under this Agreement.

     10. The Principal Underwriter agrees to indemnify and hold harmless the Fund, its officers and Trustees and each person, if any, who controls the Fund within the meaning of Section 15 of the 1933 Act against any loss, claims, damages, liabilities and expenses (including the cost of any legal fees incurred in connection therewith) which the Fund, its officers, Directors or any such controlling person may incur under the 1933 Act, under any other statute, at common law or otherwise arising out of the acquisition of any Shares by any person which

     (a) may be based upon any wrongful act by the Principal Underwriter or any of its employees or representatives, or

     (b) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund's registration statement, prospectus or statement of additional information (including amendments and supplements thereto), or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished or confirmed in writing to the Fund by the Principal Underwriter.

     11. The Fund agrees to execute such papers and to do such acts and things as shall from time to time be reasonably requested by the Principal Underwriter for the purpose of qualifying the B-1 Shares for sale under the so-called "blue sky" laws of any state or for registering B-1 Shares under the 1933 Act or the Fund under the Investment Company Act of 1940 ("1940 Act"). The Principal Underwriter shall bear the expenses of preparing, printing and distributing advertising, sales literature, prospectuses, and statements of additional information. The Fund shall bear the expense of registering B-1 Shares under the 1933 Act and the Fund under the 1940 Act, qualifying B-1 Shares for sale under the so-called "blue sky" laws of any state, the preparation and printing of prospectuses, statements of additional information and reports required to be filed with the Securities and Exchange Commission and other authorities, the preparation, printing and mailing of prospectuses and statements of additional information to holders of B-1 Shares, and the direct expenses of the issue of B-1 Shares.

     12. The Principal Underwriter shall, at the request of the Fund, provide to the Board of Trustees or Directors (together herein called the Directors ) of the Fund in connection with sales of B-1 Shares not less than quarterly a written report of the amounts received from the Fund therefor and the purpose for which such expenditures by the Fund were made.


     13. The term of this Agreement shall begin on the date hereof and, unless sooner terminated or continued as provided below, shall expire after one year. This Agreement shall continue in effect after such term if its continuance is specifically approved by a majority of the outstanding voting securities of Class B-1 of the Fund or by a majority of the Directors of the Fund and a majority of the Directors who are not parties to this Agreement or "interested persons", as defined in the Investment Company Act of 1940 (the 1940 Act ), of any such party and who have no direct or indirect financial interest in the operation of the Fund's Rule 12b-1 plan for Class B-1 Shares or in any agreements related to the plan at least annually in accordance with the 1940 Act and the rules and regulations thereunder.

     This Agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Directors of the Fund, or a majority of such Directors who are not parties to this Agreement or "interested persons", as defined in the 1940 Act, of any such party and who have no direct or indirect financial interest in the operation of the Fund's Rule 12b-1 plan for Class B-1 Shares or in any agreement related to the plan or by a vote of a majority of the outstanding voting securities of Class B-1 on not more than sixty days written notice to any other party to the agreement; and shall terminate automatically in the event of its assignment (as defined in the 1940 Act), which shall not include assignment of the Principal Underwriter's (as hereinafter defined) provided for hereunder and/or rights related to such Allocable Portions.

     14. The provisions of this Section 14 shall be applicable to the extent necessary to enable the Fund to comply with the obligation of the Fund to pay the Principal Underwriter its Allocable Portion of Distribution Fees paid in respect of Shares while the Fund is required to do so pursuant the Principal Underwriting Agreement, of even date herewith, in respect of Class B-2 Shares, and shall remain in effect so long as any payments are required to be made by the Fund pursuant to the irrevocable payment instruction (as defined in the Purchase Agreement (the Irrevocable Payment Instruction )).

     14.1 The Fund shall pay to the Principal Underwriter the Principal Underwriter's Allocable Portion (as hereinafter defined) of a fee (the "Distribution Fee") at the rate of .75% per annum of the average daily net asset value of the Shares, subject to the limitation on the maximum aggregate amount of such fees under the Rules of Fair Practice as applicable to such Distribution Fee on the date hereof.

     14.2 The Principal Underwriter's Allocable Portion of Distribution Fees paid by the Fund in respect of Shares shall be equal to the portion of the Asset Based Sales Charge allocable to Distributor Shares (as defined in Schedule I hereto to this Agreement) in accordance with Schedule I hereto. The Fund agrees to cause its transfer agent to maintain the records and arrange for the payments on behalf of the Fund at the times and in the amounts and to the accounts required by Schedule I hereto, as the same may be amended from time to time. It is acknowledged and agreed that by virtue of the operation of Schedule I hereto the Principal Underwriter's Allocable Portion of Distribution Fees paid by the Fund in respect of Shares, may, to the extent provided in Schedule I hereto, take into account Distribution Fees payable by the Fund in respect of other existing and future classes and/or sub-classes of shares of the Fund which would be treated as "Shares" under Schedule I hereto. The Fund will limit amounts paid to any subsequent principal underwriters of Shares to the portion of the Asset Based Sales Charge paid in respect of Shares which is allocable to Post-distributor Shares (as defined in Schedule I hereto) in accordance with
Schedule I hereto. The Fund's payments to the Principal Underwriter in consideration of its services in connection with the sale of B-1 Shares shall be the Distribution Fees attributable to B-1 Shares which are Distributor Shares (as defined in Schedule I hereto) and all other amounts constituting the Principal Underwriter's Allocable Portion of Distribution Fees shall be the Distribution Fees related to the sale of other Shares which are Distributor Shares (as defined in Schedule I hereto).

     The Fund shall cause its transfer agent and sub-transfer agents to withhold from redemption proceeds payable to holders of Shares on redemption thereof the contingent deferred sales charges payable upon redemption thereof as set forth in the then current prospectus and/or statement of additional information of the Fund ("CDSCs") and to pay over to the Principal Underwriter The Principal Underwriter's Allocable Portion of said CDSCs paid in respect of Shares which shall be equal to the portion thereof allocable to Distributor Shares (as defined in Schedule I hereto) in accordance with Schedule I hereto.

     14.3 The Principal Underwriter shall be considered to have completely earned the right to the payment of its Allocable Portion of the Distribution Fee and the right to payment over to it of its' Allocable Portion of the CDSC in respect of Shares as provided for hereby upon the completion of the sale of each Commission Share (as defined in Schedule I hereto) taken into account as a Distributor Share in computing the Principal Underwriter's Allocable Portion in accordance with Schedule I hereto.

     14.4 Except as provided in Section 14.5 hereof in respect of Distribution Fees only, the Fund's obligation to pay the Principal Underwriter the Distribution Fees and to pay over to the Principal Underwriter CDSCs provided for hereby shall be absolute and unconditional and shall not be subject to dispute, offset, counterclaim or any defense whatsoever (it being understood that nothing in this sentence shall be deemed a waiver by the Fund of its right separately to pursue any claims it may have against the Principal Underwriter and enforce such claims against any assets (other than the Principal Underwriter's right to its Allocable Portion of the Distribution Fees and CDSCs (the "Collection Rights") of the Principal Underwriter).

     14.5 Notwithstanding anything in this Agreement to the contrary, the Fund shall pay to the Principal Underwriter its Allocable Portion of Distribution Fees provided for hereby notwithstanding its termination as Principal Underwriter for the Shares or any termination of this Agreement and such payment of such Distribution Fees, and that obligation and the method of computing such payment, shall not be changed or terminated except to the extent required by any change in applicable law, including, without limitation, the 1940 Act, the Rules promulgated thereunder by the Securities and Exchange Commission and the Rules of Fair Practice, in each case enacted or promulgated after June 1, 1995, or in connection with a Complete Termination (as hereinafter defined). For the purposes of this Section 14.5, "Complete Termination" means a termination of the Fund's Rule 12b-1 plan for B-2 Shares involving the cessation of payments of the Distribution Fees, and the cessation of payments of distribution fees pursuant to every other Rule 12b-1 plan of the Fund for every existing or future B-Class-of-Shares (as hereinafter defined) and the Fund's discontinuance of the offering of every existing or future B-Class-of-Shares, which conditions shall be deemed satisfied when they are first complied with hereafter and so long thereafter as they are complied with prior to the earlier of (i) the date upon which all of the B-2 Shares which are Distributor Shares pursuant to Schedule I hereto shall have been redeemed or converted or (ii) June 1, 2005. For purposes of this Section 14.5, the term B-Class-of-Shares means each of the B-1 Class of Shares of the Fund, the B-2 Class of Shares of the Fund and each other class of shares of the Fund hereafter issued which would be treated as Shares under
Schedule I hereto or which has substantially similar economic characteristics to the B-1 or B-2 Classes of Shares taking into account the total sales charge, CDSC or other similar charges borne directly or indirectly by the holder of the shares of such class. The parties agree that the existing C Class of Shares of the Fund does not have substantially similar economic characteristics to the B-1 or B-2 Classes of Shares taking into account the total sales charge, CDSC or other similar charges borne directly or indirectly by the holder of such shares. For purposes of clarity the parties to this agreement hereby state that they intend that a new installment load class of shares which may be authorized by amendments to Rule 6(c)-10 under the 1940 Act will be considered to be a B-Class-of-Shares if it has economic characteristics substantially similar to the economic characteristics of the existing B-1 or B-2 Classes of Shares taking into account the total sale charge, CDSC or other similar charges borne directly or indirectly by the holder of such shares and will not be considered to be a B-Class-of-Shares if it has economic characteristics substantially similar to the economic characteristics of the existing C Class of shares of the Fund taking into account the total sales charge, CDSC or other similar charges borne directly or indirectly by the holder of such shares.

     14.6 The Principal Underwriter may assign any part of its Allocable Portions and obligations of the Fund related thereto (but not the Principal Underwriter's obligations to the Fund provided for in this Agreement) to any person (an "Assignee") and any such assignment shall be effective as to the Fund upon written notice to the Fund by the Principal Underwriter. In connection therewith the Fund shall pay all or any amounts in respect of its Allocable Portions directly to the Assignee thereof as directed in a writing by the Principal Underwriter in the Irrevocable Payment Instruction, as the same may be amended from time to time with the consent of the Fund, and the Fund shall be without liability to any person if it pays such amounts when and as so directed, except for underpayments of amounts actually due, without any amount payable as consequential or other damages due to such underpayment and without interest except to the extent that delay in payment of Distribution Fees and CDSCs results in an increase in the maximum Sales Charge allowable under the Rules of Fair Practice, which increases daily at a rate of prime plus one percent per annum.

     14.7 The Fund will not, to the extent it may otherwise be empowered to do so, change or waive any CDSC with respect to B-1 Shares, except as provided in the Fund's prospectus or statement of additional information without the Principal Underwriter's or Assignee's consent, as applicable. Notwithstanding anything to the contrary in this Agreement or any termination of this Agreement or the Principal Underwriter as principal underwriter for the Shares of the Fund, the Principal Underwriter shall be entitled to be paid its Allocable Portion of the CDSCs whether or not the Fund's Rule 12b-1 plan for B-1 Shares is terminated and whether or not any such termination is a Complete Termination, as defined above.

     15. This Agreement shall be construed in accordance with the laws of The Commonwealth of Massachusetts. All sales hereunder are to be made, and title to the Shares shall pass, in Boston, Massachusetts.

     16. The Fund is a Massachusetts business trust established under a Declaration of Trust, as it may be amended from time to time. The obligations of the Fund are not personally binding upon, nor shall recourse be had against the private property of any of the Trustees, shareholders, officers, employees or agents of the Fund, but only the property of the Fund shall be bound.

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective officers thereunto duly authorized at Boston, Massachusetts, on the day and year first written above.


                                   KEYSTONE WORLD BOND FUND


                                   By: /s/
                                           ----------------------------
                                           Title:



                                   KEYSTONE INVESTMENT DISTRIBUTORS COMPANY


                                   By: /s/
                                           ----------------------------
                                           Title:

                                   SCHEDULE I

                                       TO

                        PRINCIPAL UNDERWRITING AGREEMENT
                              FOR CLASS B-1 SHARES

                                       OF

                            KEYSTONE WORLD BOND FUND

                 TRANSFER AGENT PROCEDURES FOR DIFFERENTIATING
              AMONG DISTRIBUTOR SHARES AND POST-DISTRIBUTOR SHARES


     Amounts (in respect of Asset Based Sales Charges (as hereinafter defined) and CDSCs (as hereinafter defined) in respect of Shares (as hereinafter defined) of each Fund (as hereinafter defined) shall be allocated between Distributor Shares (as hereinafter defined) and Post-distributor Shares (as hereinafter defined) of such Fund in accordance with the rules set forth in clauses (B) and
(C). Clause (B) sets forth the rules to be followed by the Transfer Agent for each Fund and the record owner of each Omnibus Account (as hereinafter defined) in maintaining records relating to Distributor Shares and Post-distributor Shares. Clause (C) sets forth the rules to be followed by the Transfer Agent for each Fund and the record owner of each Omnibus Account in determining what portion of the Asset Based Sales Charge (as hereinafter defined) payable in respect of each class of Shares of such Fund and what portion of the CDSC (as hereinafter defined) payable by the holders of Shares of such Fund is attributable to Distributor Shares and Post-distributor Shares, respectively.

     (A) DEFINITIONS:

     Generally, for purposes of this Schedule I, defined terms shall be used with the meaning assigned to them in the Agreement, except that for purposes of the following rules the following definitions are also applicable:

     "Agreement" shall mean the Principal Underwriting Agreement for Class B-1 Shares of the Instant Fund dated as of June 1, 1995 between the Instant Fund and the Distributor.

     "Asset Based Sales Charge" shall have the meaning set forth in Section 26(b)(8)(C) of the Rules of Fair Practice it being understood that for purposes of this Exhibit I such term does not include the Service Fee.

     "Business Day" shall mean any day on which the banks and the New York Stock Exchange are not authorized or required to close in New York City.

     "Capital Gain Dividend" shall mean, in respect of any Share of any Fund, a Dividend in respect of such Share which is designated by such Fund as being a "capital gain dividend" as such term is defined in Section 852 of the Internal Revenue Code of 1986, as amended.

     "CDSC" shall mean with respect to any Fund, the contingent deferred sales charge payable, either directly or by withholding from the proceeds of the redemption of the Shares of such Fund, by the shareholders of such Fund on any redemption of Shares of such Fund in accordance with the Prospectus relating to such Fund.

     "Commission Share" shall mean, in respect of any Fund, a Share of such Fund issued under circumstances where a CDSC would be payable upon the redemption of such Share if such CDSC is not waived or shall have not otherwise expired.

     "Date of Original Purchase" shall mean, in respect of any Commission Share of any Fund, the date on which such Commission Share was first issued by such Fund; provided, that if such Share is a Commission Share and such Fund issued the Commission Share (or portion thereof) in question in connection with a Free Exchange for a Commission Share (or portion thereof) of another Fund, the Date of Original Purchase for the Commission Share (or portion thereof) in question shall be the date on which the Commission Share (or portion thereof) of the other Fund was first issued by such other Fund (unless such Commission Share (or portion thereof) was also issued by such other Fund in a Free Exchange, in which case this proviso shall apply to that Free Exchange and this application shall be repeated until one reaches a Commission Share (or portion thereof) which was issued by a Fund other than in a Free Exchange).

     "Distributor" shall mean Keystone Investment Distributors Company, its successors and assigns.

     "Distributor's Account" shall mean the account of the Distributor, account no. 9903-584-2, ABA No. 011 0000 28, entitled "General Account" maintained with State Street Bank & Trust Company or such other account as the Distributor may designate in a notice to the Transfer Agent.

     "Distributor Inception Date" shall mean, in respect of any Fund, the date identified as the date Shares of such Fund are first sold by the Distributor.

     "Distributor Last Sale Cut-off Date" shall mean, in respect of any Fund, the date identified as the last sale of a Commission Share during the period the Distributor served as principal underwriter under the Agreement.

     "Distributor Shares" shall mean, in respect of any Fund, all Shares of such Fund the Month of Original Purchase of which occurs on or after the Inception Date for such Fund and on or prior to the Distributor Last Sale Cut-off Date in respect of such Fund.

     "Dividend" shall mean, in respect of any Share of any Fund, any dividend or other distribution by such Fund in respect of such Share.

     "Free Exchange" shall mean any exchange of a Commission Share (or portion thereof) of one Fund (the "Redeeming Fund") for a Share (or portion thereof) of another Fund (the "Issuing Fund"), under any arrangement which defers the exchanging Shareholder's obligation to pay the CDSC in respect of the Commission Share (or portion thereof) of the Redeeming Fund so exchanged until the later redemption of the Share (or portion thereof) of the Issuing Fund received in such exchange.

     "Free Share" shall mean, in respect of any Fund, each Share of such Fund other than a Commission Share, including, without limitation: (i) Shares issued in connection with the automatic reinvestment of Capital Gain Dividends or Other Dividends by such Fund, (ii) Special Free Shares issued by such Fund and (iii) Shares (or portion thereof) issued by such Fund in connection with an exchange whereby a Free Share (or portion thereof) of another Fund is redeemed and the Net Asset Value of such redeemed Free Share (or portion thereof) is invested in such Shares (or portion thereof) of such Fund.

     "Fund" shall mean each of the regulated investment companies or series or portfolios of regulated investment companies identified in Schedule II to the Irrevocable Payment Instruction, as the same may be amended from time to time in accordance with the terms thereof.

     "Instant Fund" shall mean Keystone World Bond Fund.

     "ML Omnibus Account" shall mean, in respect of any Fund, the Omnibus Account maintained by Merrill Lynch, Pierce, Fenner & Smith as subtransfer agent.

     "Month of Original Purchase" shall mean, in respect of any Share of any Fund, the calendar month in which such Share was first issued by such Fund; provided, that if such Share is a Commission Share and such Fund issued the Commission Share (or portion thereof) in question in connection with a Free Exchange for a Commission Share (or portion thereof) of another Fund, the Month of Original Purchase for the Commission Share (or portion thereof) in question shall be the calendar month in which the Commission Share (or portion thereof) of the other Fund was first issued by such other Fund (unless such Commission Share (or portion thereof) was also issued by such other Fund in a Free Exchange, in which case this proviso shall apply to that Free Exchange and this application shall be repeated until one reaches a Commission Share (or portion thereof) which was issued by a Fund other than in a Free Exchange); provided, further, that if such Share is a Free Share and such Fund issued such Free Share in connection with the automatic reinvestment of dividends in respect of other Shares of such Fund, the Month of Original Purchase of such Free Share shall be deemed to be the Month of Original Purchase of the Share in respect of which such dividend was paid; provided, further, that if such Share is a Free Share and such Fund issued such Free Share in connection with an exchange whereby a Free Share (or portion thereof) of another Fund is redeemed and the Net Asset Value of such redeemed Free Share (or portion thereof) is invested in a Free Share (or portion thereof) of such Fund, the Month of Original Issue of such Free Share shall be the Month of Original Issue of the Free Share of such other Fund so redeemed (unless such Free Share of such other Fund was also issued by such other Fund in such an exchange, in which case this proviso shall apply to that exchange and this application shall be repeated until one reaches a Free Share which was issued by a Fund other than in such an exchange); and provided, finally, that for purposes of this Schedule I each of the following periods shall be treated as one calendar month for purposes of applying the rules of this Schedule I to any Fund: (i) the period of time from and including the Distributor Inception Date for such Fund to and including the last day of the calendar month in which such Distributor Inception Date occurs; (ii) the period of time commencing with the first day of the calendar month in which the Distributor Last Sale Cutoff Date in respect of such Fund occurs to and including such Distributor Last Sale Cutoff Date; and (iii) the period of time commencing on the day immediately following the Distributor Last Sale Cutoff Date in respect of such Fund to and including the last day of the calendar month in which such Distributor Last Sale Cut-off Date occurs.

     "Omnibus Account" shall mean any Shareholder Account the record owner of which is a registered broker-dealer which has agreed with the Transfer Agent to provide sub-transfer agent functions relating to each Sub-shareholder Account within such Shareholder Account as contemplated by this Schedule I in respect of each of the Funds.

     "Omnibus Asset Based Sales Charge Settlement Date" shall mean, in respect of each Omnibus Account, the Business Day next following the twentieth day of each calendar month for the calendar month immediately preceding such date so long as the record owner is able to allocate the Asset Based Sales Charge accruing in respect of Shares of any Fund as contemplated by this Schedule I no more frequently than monthly; provided, that at such time as the record owner of such Omnibus Account is able to provide information sufficient to allocate the Asset Based Sales Charge accruing in respect of such Shares of such Fund owned of record by such Omnibus Account as contemplated by this Schedule I on a weekly or daily basis, the Omnibus Asset Based Sales Charge Settlement Date shall be a weekly date as in the case of the Omnibus CDSC Settlement Date or a daily date as in the case of Asset Based Sales Charges accruing in respect of Shareholder Accounts other than Omnibus Accounts, as the case may be.

     "Omnibus CDSC Settlement Date" shall mean, in respect of each Omnibus Account, the third Business Day of each calendar week for the calendar week immediately preceding such date so long as the record owner of such Omnibus Account is able to allocate the CDSCs accruing in respect of any Shares of any Fund as contemplated by this Schedule I for no more frequently than weekly; provided, that at such time as the record owner of such Shares of such Fund owned of record by such Omnibus Account is able to provide information sufficient to allocate the CDSCs accruing in respect of such Omnibus Account as contemplated by this Schedule I on a daily basis, the Omnibus CDSC Settlement Date for such Omnibus Account shall be a daily date as in the case of CDSCs accruing in respect of Shareholder Accounts other than Omnibus Accounts.

     "Original Purchase Amount" shall mean, in respect of any Commission Share of any Fund, the amount paid (i.e., the Net Asset Value thereof on such date), on the Date of Original Purchase in respect of such Commission Share, by such Shareholder Account or Sub-shareholder Account for such Commission Share; provided, that if such Fund issued the Commission Share (or portion thereof) in question in connection with a Free Exchange for a Commission Share (or portion thereof) of another Fund, the Original Purchase Amount for the Commission Share (or portion thereof) in question shall be the Original Purchase Amount in respect of such Commission Share (or portion thereof) of such other Fund (unless such Commission Share (or portion thereof) was also issued by such other Fund in a Free Exchange, in which case this proviso shall apply to that Free Exchange and this application shall be repeated until one reaches a Commission Share (or portion thereof) which was issued by a Fund other than in a Free Exchange).

     "Other Dividend" shall mean in respect of any Share, any Dividend paid in respect of such Share other than a Capital Gain Dividend.

     "Post-distributor Shares" shall mean, in respect of any Fund, all Shares of such Fund the Month of Original Purchase of which occurs after the Distributor Last Sale Cut-off Date for such Fund.

     "Program Agent" shall mean Citicorp North America, Inc., as Program Agent under the Purchase Agreement, and its successors and assigns in such capacity.

     "Purchase Agreement" shall mean that certain Purchase and Sale Agreement dated as of May 31, 1995, among Keystone Investment Distributors Company, as Seller, Citibank, N.A., as Purchaser, and Citicorp North America, Inc., as Program Agent.

     "Share" shall mean in respect of any Fund any share of the classes of shares specified in Schedule II to the Irrevocable Payment Instruction opposite the name of such Fund, as the same may be amended from time to time by notice from the Distributor and the Program Agent to the Fund and the Transfer Agent; provided, that such term shall include, after the Distributor Last Sale Cut-off Date, a share of a new class of shares of such Fund: (i) with respect to each record owner of Shares which is not treated in the records of each Transfer Agent and Sub-transfer Agent for such Fund as an entirely separate and distinct class of shares from the classes of shares specified Schedule II to the Irrevocable Payment Instruction or (ii) the shares of which class may be exchanged for shares of another Fund of the classes of shares specified on
Schedule II to the Irrevocable Payment Instruction of any class existing on or prior to the Distributor Last Sale Cut-off Date; or (iii) dividends on which can be reinvested in shares of the classes specified on Schedule II to the Irrevocable Payment Instruction under the automatic dividend reinvestment options; or (iv) which is otherwise treated as though it were of the same class as the class of shares specified on Schedule II to the Irrevocable Payment Instruction.

     "Shareholder Account" shall have the meaning set forth in clause (B)(1) hereof.

     "Special Free Share" shall mean, in respect of any Fund, a Share (other than a Commission Share) issued by such Fund other than in connection with the automatic reinvestment of Dividends and other than in connection with an exchange whereby a Free Share (or portion thereof) of another Fund is redeemed and the Net Asset Value of such redeemed Share (or portion thereof) is invested in a Share (or portion thereof) of such Fund.

     "Sub-shareholder Account" shall have the meaning set forth in clause (B)(1) hereof.

     "Sub-transfer Agent" shall mean, in respect of each Omnibus Account, the record owner thereof.

     (B) RECORDS TO BE MAINTAINED BY THE TRANSFER AGENT FOR EACH FUND AND THE RECORD OWNER OF EACH OMNIBUS ACCOUNT:

     The Transfer Agent shall maintain Shareholder Accounts, and shall cause each record owner of each Omnibus Account to maintain Sub-shareholder Accounts, each in accordance with the following rules:

     (1) SHAREHOLDER ACCOUNTS AND SUB-SHAREHOLDER ACCOUNTS. The Transfer Agent shall maintain a separate account (a "Shareholder Account") for each record owner of Shares of each Fund. Each Shareholder Account (other than Omnibus Accounts) will represent a record owner of Shares of such Fund, the records of which will be kept in accordance with this Schedule I. In the case of an Omnibus Account, the Transfer Agent shall require that the record owner of the Omnibus Account maintain a separate account (a "Sub-shareholder Account") for each record owner of Shares which are reflected in the Omnibus Account, the records of which will be kept in accordance with this Schedule I. Each such Shareholder Account and Sub-shareholder Account shall relate solely to Shares of such Fund and shall not relate to any other class of shares of such Fund.

     (2) COMMISSION SHARES. For each Shareholder Account (other than an Omnibus Account), the Transfer Agent shall maintain daily records of each Commission Share of such Fund which records shall identify each Commission Share of such Fund reflected in such Shareholder Account by the Month of Original Purchase of such Commission Share.

     For each Omnibus Account, the Transfer Agent shall require that the Sub-transfer Agent in respect thereof maintain daily records of such Sub-shareholder Account which records shall identify each Commission Share of such Fund reflected in such Sub-shareholder Account by the Month of Original Purchase; provided, that until the Sub-transfer Agent in respect of the ML Omnibus Account develops the data processing capability to conform to the foregoing requirements, such Sub-transfer Agent shall maintain daily records of Sub-shareholder Accounts which identify each Commission Share of such Fund reflected in such Sub-shareholder Account by the Date of Original Purchase. Each such Commission Share shall be identified as either a Distributor Share or a Post-distributor Share based upon the Month of Original Purchase of such Commission Share (or in the case of a Sub-shareholder Account within the ML Omnibus Account, based upon the Date of Original Purchase).

     (3) FREE SHARES. The Transfer Agent shall maintain daily records of each Shareholder Account (other than an Omnibus Account) in respect of any Fund so as to identify each Free Share (including each Special Free Share) reflected in such Shareholder Account by the Month of Original Purchase of such Free Share. In addition, the Transfer Agent shall require that each Shareholder Account (other than an Omnibus Account) have in effect separate elections relating to reinvestment of Capital Gain Dividends and relating to reinvestment of Other Dividends in respect of any Fund. Either such Shareholder Account shall have elected to reinvest all Capital Gain Dividends or such Shareholder Account shall have elected to have all Capital Gain Dividends distributed. Similarly, either such Shareholder Account shall have elected to reinvest all Other Dividends or such Shareholder Account shall have elected to have all Other Dividends distributed.

     The Transfer Agent shall require that the Sub-transfer Agent in respect of each Omnibus Account maintain daily records for each Sub-shareholder Account in the manner described in the immediately preceding paragraph for Shareholder Accounts (other than Omnibus Accounts); provided, that until the Sub-transfer Agent in respect of the ML Omnibus Account develops the data processing capability to conform to the foregoing requirements, such Sub-transfer Agent shall not be obligated to conform to the foregoing requirements. Each Sub-shareholder Account shall also have in effect Dividend reinvestment elections as described in the immediately preceding paragraph.

     The Transfer Agent and each Sub-transfer Agent in respect of an Omnibus Account shall identify each Free Share as either a Distributor Share or a Post-distributor Share based upon the Month of Original Purchase of such Free Share; provided, that until the Sub-transfer Agent in respect of the ML Omnibus Account develops the data processing capability to conform to the foregoing requirements, the Transfer Agent shall require such Sub-transfer Agent to identify each Free Share of a given Fund in the ML Omnibus Account as a Distributor Share, or Post-distributor Share, as follows:

     (a) Free Shares of such Fund which are outstanding on the Distributor Last Sale Cut-off Date for such Fund shall be identified as Distributor Shares.

     (b) Free Shares of such Fund which are issued (whether or not in connection with an exchange for a Free Share of another Fund) to the ML Omnibus Account during any calendar month (or portion thereof) after the Distributor Last Sale Cut-off Date for such Fund shall be identified as Distributor Shares in a number computed as follows:

          A  X  (B/C)

          where:

          A = Free Shares of such Fund issued to the ML Omnibus Account during such calendar month (or portion thereof)

          B = Number of Commission Shares and Free Shares of such Fund in the ML Omnibus Account identified as Distributor Shares and outstanding as of the close of business in the last day of the immediately preceding calendar month (or portion thereof)

          C = Total number of Commission Shares and Free Shares of such Fund in the ML Omnibus Account and outstanding as of the close of business on the last day of the immediately preceding calendar month (or portion thereof).

     (c) Free Shares of such Fund which are issued (whether or not in connection with an exchange for a free share of another Fund) to the ML Omnibus Account during any calendar month (or portion thereof) after the Distributor Last Sale Cut-off Date for such Fund shall be identified as Post-distributor Shares in a number computed as follows:

          (A X (B/C)

          where:

          A = Free Shares of such Fund issued to the ML Omnibus Account during such calendar month (or portion thereof)

          B = Number of Commission Shares and Free Shares of such Fund in the ML Omnibus Account identified as Post-distributor Shares and outstanding as of the close of business in the last day of the immediately preceding calendar month (or portion thereof)

          C = Total number of Commission Shares and Free Shares of such Fund in the ML Omnibus Account and outstanding as of the close of business on the last day of the immediately preceding calendar month (or portion thereof).

     (d) Free Shares of such Fund which are redeemed (whether or not in connection with an exchange for Free Shares of another Fund or in connection with the conversion of such Shares into a Class A Share of such Fund) from the ML Omnibus Account in any calendar month (or portion thereof) after the Distributor Last Sale Cut-off Date for such Fund shall be identified as Distributor Shares in a number computed as follows:

          A  X  (B/C)

          Where:

          A = Free Shares of such Fund which are redeemed (whether or not in connection with an exchange for Free Shares of another Fund or in connection with the conversion of such Shares into a class A share of such Fund) from the ML Omnibus Account during such calendar month (or portion thereof)

          B = Free Shares of such Fund in the ML Omnibus Account identified as Distributor Shares and outstanding as of the close of business on the last day of the immediately preceding calendar month.

          C = Total number of Free Shares of such Fund in the ML Omnibus Account and outstanding as of the close of business on the last day of the immediately preceding calendar month.

     (e) Free Shares of such Fund which are redeemed (whether or not in connection with an exchange for Free Shares of another Fund or in connection with the conversion of such Shares into a class A share of such Fund) from the ML Omnibus Account in any calendar month (or portion thereof) after the Distributor Last Sale Cut-off Date for such Fund shall be identified as Post-distributor Shares in a number computed as follows:

          A  X  (B/C)

          where:

          A = Free Shares of such Fund which are redeemed (whether or not in connection with an exchange for Free Shares of another Fund or in connection with the conversion of such Shares into a class A share of such Fund) from the ML Omnibus Account during such calendar month (or portion thereof)

          B = Free Shares of such Fund in the ML Omnibus Account identified as Post-distributor Shares and outstanding as of the close of business on the last day of the immediately preceding calendar month.

          C = Total number of Free Shares of such Fund in the ML Omnibus Account and outstanding as of the close of business on the last day of the immediately preceding calendar month.

     (4) APPRECIATION AMOUNT AND COST ACCUMULATION AMOUNT. The Transfer Agent shall maintain on a daily basis in respect of each Shareholder Account (other than Omnibus Accounts) a Cost Accumulation Amount representing the total of the Original Purchase Amounts paid by such Shareholder Account for all Commission Shares reflected in such Shareholder Account as of the close of business on each day. In addition, the Transfer Agent shall maintain on a daily basis in respect of each Shareholder Account (other than Omnibus Accounts) sufficient records to enable it to compute, as of the date of any actual or deemed redemption or Free Exchange of a Commission Share reflected in such Shareholder Account an amount (such amount an "Appreciation Amount") equal to the excess, if any, of the Net Asset Value as of the close of business on such day of the Commission Shares reflected in such Shareholder Account minus the Cost Accumulation Amount as of the close of business on such day. In the event that a Commission Share (or portion thereof) reflected in a Shareholder Account is redeemed or under these rules is deemed to have been redeemed (whether in a Free Exchange or otherwise), the Appreciation Amount for such Shareholder Account shall be reduced, to the extent thereof, by the Net Asset Value of the Commission Share (or portion thereof) redeemed, and if the Net Asset Value of the Commission Share (or portion thereof) being redeemed equals or exceeds the Appreciation Amount, the Cost Accumulation Amount will be reduced to the extent thereof, by such excess. If the Appreciation Amount for such Shareholder Account immediately prior to any redemption of a Commission Share (or portion thereof) is equal to or greater than the Net Asset Value of such Commission Share (or portion thereof) deemed to have been tendered for redemption, no CDSCs will be payable in respect of such Commission Share (or portion thereof).

     The Transfer Agent shall require that the Sub-transfer Agent in respect of each Omnibus Account maintain on a daily basis in respect of each Sub-shareholder Account reflected in such Omnibus Account a Cost Accumulation Amount and sufficient records to enable it to compute, as of the date of any actual or deemed redemption or Free Exchange of a Commission Share reflected in such Sub-shareholder Account an Appreciation Amount in accordance with the preceding paragraph and to apply the same to determine whether a CDSC is payable (as though such Sub-shareholder Account were a Shareholder Account other than an Omnibus Account; provided, that until the Sub-transfer Agent in respect of the ML Omnibus Account develops the data processing capability to conform to the foregoing requirements, such Sub-transfer Agent shall maintain for each Sub-shareholder Account a separate Cost Accumulation Amount and a separate Appreciation Amount for each Date of Original Purchase of any Commission Share which shall be applied as set forth in the preceding paragraph as if each Date of Original Purchase were a separate Month of Original Purchase.

     (5) NASD CAP. On the date the distribution fees paid in respect of any class of Shares equals the maximum amount thereon under the Rules of Fair Practice, in respect of such class, all outstanding Shares of such class of such Fund shall be converted into Class A shares of such Fund and will be deemed to have been redeemed for their Net Asset Value for purposes of this Schedule I.

     (6) IDENTIFICATION OF REDEEMED SHARES. If a Shareholder Account (other than an Omnibus Account) tenders a Share of a Fund for redemption (other than in connection with an exchange of such Share for a Share of another Fund or in connection with the conversion of such Share pursuant to a Conversion Feature), such tendered Share will be deemed to be a Free Share if there are any Free Shares reflected in such Shareholder Account immediately prior to such tender. If there is more than one Free Share reflected in such Shareholder Account immediately prior to such tender, such tendered Share will be deemed to be the Free Share with the earliest Month of Original Purchase. If there are no Free Shares reflected in such Shareholder Account immediately prior to such tender, such tendered Share will be deemed to be the Commission Share with the earliest Month of Original Purchase reflected in such Shareholder Account.

     If a Sub-shareholder Account reflected in an Omnibus Account tenders a Share for redemption (other than in connection with an Exchange of such Share for a Share of another Fund or in connection with the conversion of such Share pursuant to a Conversion Feature), the Transfer Agent shall require that the record owner of each Omnibus Account supply the Transfer Agent sufficient records to enable the Transfer Agent to apply the rules of the preceding paragraph to such Sub-shareholder Account (as though such Sub-shareholder Account were a Shareholder Account other than an Omnibus Account); provided, that until the Sub-transfer Agent in respect of the ML Omnibus Account develops the data processing capability to conform to the foregoing requirements, such Sub-transfer Agent shall not be required to conform to the foregoing rules regarding Free Shares (and the Transfer Agent shall account for such Free Shares as provided in (3) above) but shall apply the foregoing rules to each Commission Share with respect to the Date of Original Purchase of any Commission Share as though each such Date were a separate Month of Original Purchase.

     (7) IDENTIFICATION OF EXCHANGED SHARES. When a Shareholder Account (other than an Omnibus Account) tenders Shares of one Fund (the "Redeeming Fund") for redemption where the proceeds of such redemption are to be automatically reinvested in shares of another Fund (the "Issuing Fund") to effect an exchange (whether or not pursuant to a Free Exchange) into Shares of the Issuing Fund:
(1) such Shareholder Account will be deemed to have tendered Shares (or portions thereof) of the Redeeming Fund with each Month of Original Purchase represented by Shares of the Redeeming Fund reflected in such Shareholder Account immediately prior to such tender in the same proportion that the number of Shares of the redeeming Fund with such Month of Original Purchase reflected in such Shareholder immediately prior to such tender bore to the total number of Shares of the Redeeming Fund reflected in such Shareholder Account immediately prior to such tender, and on that basis the tendered Shares of the Redeeming Fund will be identified as Distributor Shares or Post-distributor Shares; (2) such Shareholder Account will be deemed to have tendered Commission Shares (or portions thereof) and Free Shares (or portions thereof) of the Redeeming Fund of each category (i.e., Distributor Shares or Post-distributor Shares) in the same proportion that the number of Commission Shares or Free Shares (as the case may be) of the Redeeming Fund in such category reflected in such Shareholder Account bore to the total number of Shares of the Redeeming Fund in such category reflected in such Shareholder Account immediately prior to such tender, (3) the Shares (or portions thereof) of the Issuing Fund issued in connection with such exchange will be deemed to have the same Months of Original Purchase as the Shares (or portions thereof) of the Redeeming Fund so tendered and will be categorized as Distributor Shares and Post-distributor Shares accordingly, and
(4) the Shares (or portions thereof) of each Category of the Issuing Fund issued in connection with such exchange will be deemed to be Commission Shares and Free Shares in the same proportion that the Shares of such Category of the Redeeming Fund were Commission Shares and Free Shares.

     The Transfer Agent shall require that each record owner of an Omnibus Account maintain records relating to each Sub-shareholder Account in such Omnibus Account sufficient to apply the foregoing rules to each such Sub-shareholder Account (as though such Sub-shareholder Account were a Shareholder Account other than an Omnibus Account); provided, that until the Sub-transfer Agent in respect of the ML Omnibus Account develops the data processing capability to conform to the foregoing requirements, such Sub-transfer Agent shall not be required to conform to the foregoing rules relating to Free Shares (and the Sub-transfer Agent shall account for such Free Shares as provided in (3) above) and shall apply a first-in-first-out procedure (based upon the Date of Original Purchase) to determine which Commission Shares (or portions thereof) of a Redeeming Fund were redeemed in connection with an exchange.

     (8) IDENTIFICATION OF CONVERTED SHARES. The Transfer Agent records maintained for each Shareholder Account (other than an Omnibus Account) will treat each Commission Share of a Fund as though it were redeemed at its Net Asset Value on the date such Commission Share converts into a class A share of such Fund in accordance with an applicable Conversion Feature applied with reference to its Month of Original Purchase and will treat each Free Share of such Fund with a given Month of Original Purchase as though it were redeemed at its Net Asset Value when it is simultaneously converted to a class A share at the time the Commission Shares of such Fund with such Month of Original Purchase are so converted.

     The Transfer Agent shall require that each record owner of an Omnibus Account maintain records relating to each Sub-shareholder Account in such Omnibus Account sufficient to apply the foregoing rules to each such Sub-shareholder Account (as though such Sub-shareholder Account were a Shareholder Account other than an Omnibus Account) ; provided, that until the Sub-transfer Agent in respect of the ML Omnibus Account develops the data processing capability to conform to the foregoing requirements, such Sub-transfer Agent shall apply the foregoing rules to Commission Shares with reference to the Date of Original Issue of each Commission Share (as though each such date were a separate Month of Original Issue) and shall not be required to apply the foregoing rules to Free Shares (and the Sub-transfer Agent shall account for such Free Shares as provided in (3) above).

     (C) ALLOCATIONS OF ASSET BASED SALE CHARGES AND CDSCS AMONG DISTRIBUTOR SHARES AND POST-DISTRIBUTOR SHARES:

     The Transfer Agent shall use the following rules to allocate the amounts of Asset Based Sales Charges and CDSCs payable by each Fund in respect of Shares between Distributor Shares and Post-distributor Shares:

     (1) RECEIVABLES CONSTITUTING CDSCS: CDSCs will be treated as relating to Distributor Shares or Post-distributor Shares depending upon the Month of Original Purchase of the Commission Share the redemption of which gives rise to the payment of a CDSC by a Shareholder Account.

     The Transfer Agent shall cause each Sub-transfer Agent to apply the foregoing rule to each Sub-shareholder Account based on the records maintained by such Sub-transfer Agent; provided, that until the Sub-transfer Agent in respect of the ML Omnibus Account develops the data processing capability to conform to the foregoing requirements, such Sub-transfer Agent shall apply the foregoing rules to each Sub-shareholder Account with respect to the Date of Original Purchase of any Commission Share as though each such date were a separate Month of Original Purchase.

     (2) RECEIVABLES CONSTITUTING ASSET BASED SALES CHARGES:

     The Asset Based Sales Charges accruing in respect of each Shareholder Account (other than an Omnibus Account) shall be allocated to each Share reflected in such Shareholder Account as of the close of business on such day on an equal per share basis. For example, the Asset Based Sales Charges attributable to Distributor Shares on any day shall be computed and allocated as follows:

     A X (B/C)

     where:

     A. = Total amount of Asset Based Sales Charge accrued in respect of such Shareholder Account (other than an Omnibus Account) on such day.

     B. = Number of Distributor Shares reflected in such Shareholder Account (other than an Omnibus Account) on the close of business on such day

     C. = Total number of Distributor Shares and Post-Distributor Shares reflected in such Shareholder Account (other than an Omnibus Account) and outstanding as of the close of business on such day.

The Portion of the Asset Based Sales Charges of such Fund accruing in respect of such Shareholder Account for such day allocated to Post-distributor Shares will be obtained using the same formula but substituting for "B" the number of Post-distributor Shares, as the case may be, reflected in such Shareholder Account and outstanding on the close of business on such day. The foregoing allocation formula may be adjusted from time to time by notice to the Fund and the transfer agent for the Fund from the Seller and the Program Agent pursuant to Section 8.18 of the Purchase Agreement.

     The Transfer Agent shall, based on the records maintained by the record owner of such Omnibus Account, allocate the Asset Based Sales Charge accruing in respect of each Omnibus Account on each day among all Sub-shareholder Accounts reflected in such Omnibus Account on an equal per share basis based upon the total number of Distributor Shares and Post-distributor Shares reflected in each such Sub-shareholder Account as of the close of business on such day. In addition, the Transfer Agent shall apply the foregoing rules to each Sub-shareholder Account (as though it were a Shareholder Account other than an Omnibus Account), based on the records maintained by the record owner, to allocate the Asset Based Sales Charge so allocated to any Sub-shareholder Account among the Distributor Shares and Post-distributor Shares reflected in each such Sub-shareholder Account in accordance with the rules set forth in the preceding paragraph; provided, that until the Sub-transfer Agent in respect of the ML Omnibus Account develops the data processing capacity to apply the rules of this Schedule I as applicable to Sub-shareholder Accounts other than ML Omnibus Accounts, the Transfer Agent shall allocate the Asset Based Sales Charge accruing in respect of Shares of any Fund in the ML Omnibus Account during any calendar month (or portion thereof) among Distributor Shares and Post-distributor Shares as follows:

     (a) The portion of such Asset Based Sales Charge allocable to Distributor Shares shall be computed as follows:

          A  X  ((B + C)/2)
                -----------
                ((D + E)/2)

          where:

          A = Total amount of Asset Based Sales Charge accrued during such calendar month (or portion thereof) in respect of Shares of such Fund in the ML Omnibus Account

          B = Shares of such Fund in the ML Omnibus Account and identified as Distributor Shares and outstanding as of the close of business on the last day of the immediately preceding calendar month (or portion thereof), times Net Asset Value per Share as of such time

          C = Shares of such Fund in the ML Omnibus Account and identified as Distributor Shares and outstanding as of the close of business on the last day of such calendar month (or portion thereof), times Net Asset Value per Share as of such time

          D = Total number of Shares of such Fund in the ML Omnibus Account and outstanding as of the close of business on the last day of the immediately preceding calendar month (or portion thereof), times Net Asset Value per Share as of such time.

          E = Total number of Shares of such Fund in the ML Omnibus Account and outstanding as of the close of business on the last day of such calendar month (or portion thereof), times Net Asset Value per Share as of such time.

     (b) The portion of such Asset Based Sales Charge allocable to Post-distributor Shares shall be computed s follows:


          A  X  ((B + C)/2)
                -----------
                ((D + E)/2)

          where:

          A = Total amount of Asset Based Sales Charge accrued during such calendar month (or portion thereof) in respect of Shares of such Fund in the ML Omnibus Account

          B = Shares of such Fund in the ML Omnibus Account and identified as Post-distributor Shares and outstanding as of the close of business on the last day of the immediately preceding calendar month (or portion thereof), times Net Asset Value per Share as of such time

          C = Shares of such Fund in the ML Omnibus Account and identified as Post-distributor Shares and outstanding as of the close of business on the last day of such calendar month (or portion thereof), times Net Asset Value per Share as of such time

          D = Total number of Shares of such Fund in the ML Omnibus Account and outstanding as of the close of business on the last day of the immediately preceding calendar month (or portion thereof), times Net Asset Value per Share as of such time.

          E = Total number of Shares of such Fund in the ML Omnibus Account outstanding as of the close of business on the last day of such calendar month, times Net Asset Value per Share as of such time.

          (3)  PAYMENTS ON BEHALF OF EACH FUND.

On the close of business on each day the Transfer Agent shall cause payment to be made of the amount of the Asset Based Sales Charge and CDSCs accruing on such day in respect of the Shares of such Fund owned of record by Shareholder Accounts (other than Omnibus Accounts) by two separate wire transfers, directly from accounts of such Fund as follows:

     1. The Asset Based Sales Charge and CDSCs accruing in respect of Shareholder Accounts other than Omnibus Accounts and allocable to Distributor Shares in accordance with the preceding rules shall be paid to the Distributor's Account, unless the Distributor otherwise instructs the Fund in any irrevocable payment instruction; and

     2. The Asset Based Sales Charges and CDSCs accruing in respect of Shareholder Accounts other than Omnibus Accounts and allocable to Post-distributor Shares in accordance with the preceding rules shall be paid in accordance with direction received from any future distributor of Shares of the Instant Fund.

     On each Omnibus CDSC Settlement Date, the Transfer Agent for each Fund shall cause the applicable Sub-transfer Agent to cause payment to be made of the amount of the CDSCs accruing during the period to which such Omnibus CDSC Settlement Date relates in respect of the Shares of such Fund owned of record by each Omnibus Account by two separate wire transfers directly from the account of such Fund maintained by such Transfer Agent, as follows:

     1. The CDSCs accruing in respect of such Omnibus Account and allocable to Distributor Shares in accordance with the preceding rules shall be paid to the Distributor's Account, unless the Distributor otherwise instructs the Fund in any irrevocable payment instruction; and

     2. The CDSCs accruing in respect of such Omnibus Account and allocable to Post-distributor Shares in accordance with the preceding rules shall be paid in accordance with direction received from any future distributor of Shares of the Instant Fund.

     On each Omnibus Asset Based Sales Charge Settlement Date the Transfer Agent for each Fund shall cause payment to be made of the amount of the Asset Based Sales Charge accruing for the period to which such Omnibus Asset Based Sales Charge Settlement Date relates in respect of the Shares of such Fund owned of record by each Omnibus Account by two separate wire transfers directly from accounts of such Fund as follows:

     1. The Asset Based Sales Charge accruing in respect of such Omnibus Account and allocable to Distributor Shares shall be paid to the Distributor's Collection Account, unless the Distributor otherwise instructs the Fund in any irrevocable payment instruction; and

     2. The Asset Based Sales Charge accruing in respect of such Omnibus Account and allocable to Post-Distributor Shares shall be paid in accordance with direction received from any future distributor of Shares of the Instant Fund.

                        PRINCIPAL UNDERWRITING AGREEMENT
                              FOR CLASS B-2 SHARES
                                       OF
                            KEYSTONE WORLD BOND FUND


         AGREEMENT made this 31st day of May 1995 by and between Keystone World Bond Fund, a Massachusetts business trust, ("Fund"), and Keystone Investment Distributors Company, a Delaware corporation (the "Principal Underwriter").

     The Fund, individually and/or on behalf of its series, if any, referred to above in the title of this Agreement, to which series, if any, this Agreement shall relate, as applicable (the Fund ), may act as the distributor of certain securities of which it is the issuer pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the 1940 Act ). Accordingly, it is hereby mutually agreed as follows:

     1. The Fund hereby appoints the Principal Underwriter a principal underwriter of the Class B-2 shares of beneficial interest of the Fund ("B-2 Shares") as an independent contractor upon the terms and conditions hereinafter set forth. The general term "Shares" as used herein has the same meaning as is provided therefor in Schedule I hereto. Except as the Fund may from time to time agree, the Principal Underwriter will act as agent for the Fund and not as principal.

     2. The Principal Underwriter will use its best efforts to find purchasers for the B-2 Shares and to promote distribution of the B-2 Shares and may obtain orders from brokers, dealers or other persons for sales of B-2 Shares to them. No such dealer, broker or other person shall have any authority to act as agent for the Fund; such dealer, broker or other person shall act only as principal in the sale of B-2 Shares.

     3. Sales of B-2 Shares by Principal Underwriter shall be at the public offering price determined in the manner set forth in the prospectus and/or statement of additional information of the Fund current at the time of the Fund's acceptance of the order for B-2 Shares. All orders shall be subject to acceptance by the Fund and the Fund reserves the right in its sole discretion to reject any order received. The Fund shall not be liable to anyone for failure to accept any order.

     4. On all sales of B-2 Shares the Fund shall receive the current net asset value. The Fund shall pay the Principal Underwriter Distribution Fees (as defined in Section 14 hereof), as commissions for the sale of B-2 Shares and other Shares, which shall be paid in conjunction with distribution fees paid to the Principal Underwriter by other classes of Shares of the Fund to the extent required in order to comply with Section 14 hereof, and shall pay over to the Principal Underwriter CDSCs (as defined in Section 14 hereof) as set forth in the Fund's current prospectus and statement of additional information, and as required by Section 14 hereof. The Principal Underwriter shall also receive payments consisting of shareholder service fees ("Service Fees") at the rate of
 .25% per annum of the average daily net asset value of the Class B-2 Shares. The Principal Underwriter may allow all or a part of said Distribution Fees and CDSCs received by it (not paid to others as hereinafter provided) to such brokers, dealers or other persons as Principal Underwriter may determine.

     5. Payment to the Fund for B-2 Shares shall be in New York or Boston Clearing House funds received by the Principal Underwriter within three business days after notice of acceptance of the purchase order and the amount of the applicable public offering price has been given to the purchaser. If such payment is not received within such period, the Fund reserves the right, without further notice, forthwith to cancel its acceptance of any such order. The Fund shall pay such issue taxes as may be required by law in connection with the issue of the B-2 Shares.

     6. The Principal Underwriter shall not make in connection with any sale or solicitation of a sale of the B-2 Shares any representations concerning the B-2 Shares except those contained in the then current prospectus and/or statement of additional information covering the Shares and in printed information approved by the Fund as information supplemental to such prospectus and statement of additional information. Copies of the then current prospectus and statement of additional information and any such printed supplemental information will be supplied by the Fund to the Principal Underwriter in reasonable quantities upon request.

     7. The Principal Underwriter agrees to comply with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (as defined in the Purchase and Sale Agreement, dated as of May 31, 1995 (the Purchase Agreement ), between the Principal Underwriter, Citibank, N.A. and Citicorp North America, Inc., as agent (the "Rules of Fair Practice")).

     8. The Fund appoints the Principal Underwriter as its agent to accept orders for redemptions and repurchases of B-2 Shares at values and in the manner determined in accordance with the then current prospectus and/or statement of additional information of the Fund.

     9. The Fund agrees to indemnify and hold harmless the Principal Underwriter, its officers and Directors and each person, if any, who controls the Principal Underwriter within the meaning of Section 15 of the Securities Act of 1933 ("1933 Act"), against any losses, claims, damages, liabilities and expenses (including the cost of any legal fees incurred in connection therewith) which the Principal Underwriter, its officers, Directors or any such controlling person may incur under the 1933 Act, under any other statute, at common law or otherwise, arising out of or based upon

     a. any untrue statement or alleged untrue statement of a material fact contained in the Fund's registration statement, prospectus or statement of additional information (including amendments and supplements thereto) or

     b. any omission or alleged omission to state a material fact required to be stated in the Fund's registration statement, prospectus or statement of additional information necessary to make the statements therein not misleading, provided, however, that insofar as losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance and in conformity with information furnished to the Fund by the Principal Underwriter for use in the Fund's registration statement, prospectus or statement of additional information, such indemnification is not applicable. In no case shall the Fund indemnify the Principal Underwriter or its controlling person as to any amounts incurred for any liability arising out of or based upon any action for which the Principal Underwriter, its officers and Directors or any controlling person would otherwise be subject to liability by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of the reckless disregard of its obligations and duties under this Agreement.

     10. The Principal Underwriter agrees to indemnify and hold harmless the Fund, its officers and Trustees and each person, if any, who controls the Fund within the meaning of Section 15 of the 1933 Act against any loss, claims, damages, liabilities and expenses (including the cost of any legal fees incurred in connection therewith) which the Fund, its officers, Directors or any such controlling person may incur under the 1933 Act, under any other statute, at common law or otherwise arising out of the acquisition of any Shares by any person which

     (a) may be based upon any wrongful act by the Principal Underwriter or any of its employees or representatives, or

     (b) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund's registration statement, prospectus or statement of additional information (including amendments and supplements thereto), or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished or confirmed in writing to the Fund by the Principal Underwriter.

     11. The Fund agrees to execute such papers and to do such acts and things as shall from time to time be reasonably requested by the Principal Underwriter for the purpose of qualifying the B-2 Shares for sale under the so-called "blue sky" laws of any state or for registering B-2 Shares under the 1933 Act or the Fund under the Investment Company Act of 1940 ("1940 Act"). The Principal Underwriter shall bear the expenses of preparing, printing and distributing advertising, sales literature, prospectuses, and statements of additional information. The Fund shall bear the expense of registering B-2 Shares under the 1933 Act and the Fund under the 1940 Act, qualifying B-2 Shares for sale under the so-called "blue sky" laws of any state, the preparation and printing of prospectuses, statements of additional information and reports required to be filed with the Securities and Exchange Commission and other authorities, the preparation, printing and mailing of prospectuses and statements of additional information to holders of B-2 Shares, and the direct expenses of the issue of B-2 Shares.

     12. The Principal Underwriter shall, at the request of the Fund, provide to the Board of Trustees or Directors (together herein called the Directors ) of the Fund in connection with sales of B-2 Shares not less than quarterly a written report of the amounts received from the Fund therefor and the purpose for which such expenditures by the Fund were made.

     13. The term of this Agreement shall begin on the date hereof and, unless sooner terminated or continued as provided below, shall expire after one year. This Agreement shall continue in effect after such term if its continuance is specifically approved by a majority of the outstanding voting securities of Class B-2 of the Fund or by a majority of the Directors of the Fund and a majority of the Directors who are not parties to this Agreement or "interested persons", as defined in the Investment Company Act of 1940 (the 1940 Act ), of any such party and who have no direct or indirect financial interest in the operation of the Fund's Rule 12b-1 plan for Class B-2 Shares or in any agreements related to the plan at least annually in accordance with the 1940 Act and the rules and regulations thereunder.

     This Agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Directors of the Fund, or a majority of such Directors who are not parties to this Agreement or "interested persons", as defined in the 1940 Act, of any such party and who have no direct or indirect financial interest in the operation of the Fund's Rule 12b-1 plan for Class B-2 Shares or in any agreement related to the plan or by a vote of a majority of the outstanding voting securities of Class B-2 on not more than sixty days written notice to any other party to the agreement; and shall terminate automatically in the event of its assignment (as defined in the 1940 Act), which shall not include assignment of the Principal Underwriter's (as hereinafter defined) provided for hereunder and/or rights related to such Allocable Portions.

     14. The provisions of this Section 14 shall be applicable to the extent necessary to enable the Fund to comply with the obligation of the Fund to pay the Principal Underwriter its Allocable Portion of Distribution Fees paid in respect of Shares while the Fund is required to do so pursuant the Principal Underwriting Agreement, of even date herewith, in respect of Class B-2 Shares, and shall remain in effect so long as any payments are required to be made by the Fund pursuant to the irrevocable payment instruction (as defined in the Purchase Agreement (the "Irrevocable Payment Instruction")).

     14.1 The Fund shall pay to the Principal Underwriter the Principal Underwriter's Allocable Portion (as hereinafter defined) of a fee (the "Distribution Fee") at the rate of .75% per annum of the average daily net asset value of the Shares, subject to the limitation on the maximum aggregate amount of such fees under the Rules of Fair Practice as applicable to such Distribution Fee on the date hereof.

     14.2 The Principal Underwriter's Allocable Portion of Distribution Fees paid by the Fund in respect of Shares shall be equal to the portion of the Asset Based Sales Charge allocable to Distributor Shares (as defined in Schedule I hereto to this Agreement) in accordance with Schedule I hereto. The Fund agrees to cause its transfer agent to maintain the records and arrange for the payments on behalf of the Fund at the times and in the amounts and to the accounts required by Schedule I hereto, as the same may be amended from time to time. It is acknowledged and agreed that by virtue of the operation of Schedule I hereto the Principal Underwriter's Allocable Portion of Distribution Fees paid by the Fund in respect of Shares, may, to the extent provided in Schedule I hereto, take into account Distribution Fees payable by the Fund in respect of other existing and future classes and/or sub-classes of shares of the Fund which would be treated as "Shares" under Schedule I hereto. The Fund will limit amounts paid to any subsequent principal underwriters of Shares to the portion of the Asset Based Sales Charge paid in respect of Shares which is allocable to Post-distributor Shares (as defined in Schedule I hereto) in accordance with
Schedule I hereto. The Fund's payments to the Principal Underwriter in consideration of its services in connection with the sale of B-2 Shares shall be the Distribution Fees attributable to B-2 Shares which are Distributor Shares (as defined in Schedule I hereto) and all other amounts constituting the Principal Underwriter's Allocable Portion of Distribution Fees shall be the Distribution Fees related to the sale of other Shares which are Distributor Shares (as defined in Schedule I hereto).

     The Fund shall cause its transfer agent and sub-transfer agents to withhold from redemption proceeds payable to holders of Shares on redemption thereof the contingent deferred sales charges payable upon redemption thereof as set forth in the then current prospectus and/or statement of additional information of the Fund ("CDSCs") and to pay over to the Principal Underwriter The Principal Underwriter's Allocable Portion of said CDSCs paid in respect of Shares which shall be equal to the portion thereof allocable to Distributor Shares (as defined in Schedule I hereto) in accordance with Schedule I hereto.

     14.3 The Principal Underwriter shall be considered to have completely earned the right to the payment of its Allocable Portion of the Distribution Fee and the right to payment over to it of its' Allocable Portion of the CDSC in respect of Shares as provided for hereby upon the completion of the sale of each Commission Share (as defined in Schedule I hereto) taken into account as a Distributor Share in computing the Principal Underwriter's Allocable Portion in accordance with Schedule I hereto.

     14.4 Except as provided in Section 14.5 hereof in respect of Distribution Fees only, the Fund's obligation to pay the Principal Underwriter the Distribution Fees and to pay over to the Principal Underwriter CDSCs provided for hereby shall be absolute and unconditional and shall not be subject to dispute, offset, counterclaim or any defense whatsoever (it being understood that nothing in this sentence shall be deemed a waiver by the Fund of its right separately to pursue any claims it may have against the Principal Underwriter and enforce such claims against any assets (other than the Principal Underwriter's right to its Allocable Portion of the Distribution Fees and CDSCs (the "Collection Rights") of the Principal Underwriter).

     14.5 Notwithstanding anything in this Agreement to the contrary, the Fund shall pay to the Principal Underwriter its Allocable Portion of Distribution Fees provided for hereby notwithstanding its termination as Principal Underwriter for the Shares or any termination of this Agreement and such payment of such Distribution Fees, and that obligation and the method of computing such payment, shall not be changed or terminated except to the extent required by any change in applicable law, including, without limitation, the 1940 Act, the Rules promulgated thereunder by the Securities and Exchange Commission and the Rules of Fair Practice, in each case enacted or promulgated after May 31, 1995, or in connection with a Complete Termination (as hereinafter defined). For the purposes of this Section 14.5, "Complete Termination" means a termination of the Fund's Rule 12b-1 plan for B-2 Shares involving the cessation of payments of the Distribution Fees, and the cessation of payments of distribution fees pursuant to every other Rule 12b-1 plan of the Fund for every existing or future B-Class-of-Shares (as hereinafter defined) and the Fund's discontinuance of the offering of every existing or future B-Class-of-Shares, which conditions shall be deemed satisfied when they are first complied with hereafter and so long thereafter as they are complied with prior to the earlier of (i) the date upon which all of the B-2 Shares which are Distributor Shares pursuant to Schedule I hereto shall have been redeemed or converted or (ii) May 31, 2005. For purposes of this Section 14.5, the term B-Class-of-Shares means each of the B-1 Class of Shares of the Fund, the B-2 Class of Shares of the Fund and each other class of shares of the Fund hereafter issued which would be treated as Shares under
Schedule I hereto or which has substantially similar economic characteristics to the B-1 or B-2 Classes of Shares taking into account the total sales charge, CDSC or other similar charges borne directly or indirectly by the holder of the shares of such class. The parties agree that the existing C Class of Shares of the Fund does not have substantially similar economic characteristics to the B-1 or B-2 Classes of Shares taking into account the total sales charge, CDSC or other similar charges borne directly or indirectly by the holder of such shares. For purposes of clarity the parties to this agreement hereby state that they intend that a new installment load class of shares which may be authorized by amendments to Rule 6(c)-10 under the 1940 Act will be considered to be a B-Class-of-Shares if it has economic characteristics substantially similar to the economic characteristics of the existing B-1 or B-2 Classes of Shares taking into account the total sale charge, CDSC or other similar charges borne directly or indirectly by the holder of such shares and will not be considered to be a B-Class-of-Shares if it has economic characteristics substantially similar to the economic characteristics of the existing C Class of shares of the Fund taking into account the total sales charge, CDSC or other similar charges borne directly or indirectly by the holder of such shares.

     14.6 The Principal Underwriter may assign any part of its Allocable Portions and obligations of the Fund related thereto (but not the Principal Underwriter's obligations to the Fund provided for in this Agreement) to any person (an "Assignee") and any such assignment shall be effective as to the Fund upon written notice to the Fund by the Principal Underwriter. In connection therewith the Fund shall pay all or any amounts in respect of its Allocable Portions directly to the Assignee thereof as directed in a writing by the Principal Underwriter in the Irrevocable Payment Instruction, as the same may be amended from time to time with the consent of the Fund, and the Fund shall be without liability to any person if it pays such amounts when and as so directed, except for underpayments of amounts actually due, without any amount payable as consequential or other damages due to such underpayment and without interest except to the extent that delay in payment of Distribution Fees and CDSCs results in an increase in the maximum Sales Charge allowable under the Rules of Fair Practice, which increases daily at a rate of prime plus one percent per annum.

     14.7 The Fund will not, to the extent it may otherwise be empowered to do so, change or waive any CDSC with respect to B-2 Shares, except as provided in the Fund's prospectus or statement of additional information without the Principal Underwriter's or Assignee's consent, as applicable. Notwithstanding anything to the contrary in this Agreement or any termination of this Agreement or the Principal Underwriter as principal underwriter for the Shares of the Fund, the Principal Underwriter shall be entitled to be paid its Allocable Portion of the CDSCs whether or not the Fund's Rule 12b-1 plan for B-2 Shares is terminated and whether or not any such termination is a Complete Termination, as defined above.

     15. This Agreement shall be construed in accordance with the laws of The Commonwealth of Massachusetts. All sales hereunder are to be made, and title to the Shares shall pass, in Boston, Massachusetts.

     16. The Fund is a Massachusetts business trust established under a Declaration of Trust, as it may be amended from time to time. The obligations of the Fund are not personally binding upon, nor shall recourse be had against the private property of any of the Trustees, shareholders, officers, employees or agents of the Fund, but only the property of the Fund shall be bound.

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective officers thereunto duly authorized at Boston, Massachusetts, on the day and year first written above.

                                   KEYSTONE WORLD BOND FUND

                                   By: /s/
                                       -------------------------------
                                           Title:



                                   KEYSTONE INVESTMENT DISTRIBUTORS COMPANY

                                   By: /s/
                                       -------------------------------
                                          Title:

                                   SCHEDULE I

                                       TO

                        PRINCIPAL UNDERWRITING AGREEMENT
                              FOR CLASS B-2SHARES

                                       OF

                            KEYSTONE WORLD BOND FUND

                 TRANSFER AGENT PROCEDURES FOR DIFFERENTIATING
              AMONG DISTRIBUTOR SHARES AND POST-DISTRIBUTOR SHARES

     Amounts (in respect of Asset Based Sales Charges (as hereinafter defined) and CDSCs (as hereinafter defined) in respect of Shares (as hereinafter defined) of each Fund (as hereinafter defined) shall be allocated between Distributor Shares (as hereinafter defined) and Post-distributor Shares (as hereinafter defined) of such Fund in accordance with the rules set forth in clauses (B) and
(C). Clause (B) sets forth the rules to be followed by the Transfer Agent for each Fund and the record owner of each Omnibus Account (as hereinafter defined) in maintaining records relating to Distributor Shares and Post-distributor Shares. Clause (C) sets forth the rules to be followed by the Transfer Agent for each Fund and the record owner of each Omnibus Account in determining what portion of the Asset Based Sales Charge (as hereinafter defined) payable in respect of each class of Shares of such Fund and what portion of the CDSC (as hereinafter defined) payable by the holders of Shares of such Fund is attributable to Distributor Shares and Post-distributor Shares, respectively.

     (A) DEFINITIONS:

     Generally, for purposes of this Schedule I, defined terms shall be used with the meaning assigned to them in the Agreement, except that for purposes of the following rules the following definitions are also applicable:

     "Agreement" shall mean the Principal Underwriting Agreement for Class B-2 Shares of the Instant Fund dated as of May 31, 1995 between the Instant Fund and the Distributor.

     "Asset Based Sales Charge" shall have the meaning set forth in Section 26(b)(8)(C) of the Rules of Fair Practice it being understood that for purposes of this Exhibit I such term does not include the Service Fee.

     "Business Day" shall mean any day on which the banks and the New York Stock Exchange are not authorized or required to close in New York City.

     "Capital Gain Dividend" shall mean, in respect of any Share of any Fund, a Dividend in respect of such Share which is designated by such Fund as being a "capital gain dividend" as such term is defined in Section 852 of the Internal Revenue Code of 1986, as amended.

     "CDSC" shall mean with respect to any Fund, the contingent deferred sales charge payable, either directly or by withholding from the proceeds of the redemption of the Shares of such Fund, by the shareholders of such Fund on any redemption of Shares of such Fund in accordance with the Prospectus relating to such Fund.

     "Commission Share" shall mean, in respect of any Fund, a Share of such Fund issued under circumstances where a CDSC would be payable upon the redemption of such Share if such CDSC is not waived or shall have not otherwise expired.

     "Date of Original Purchase" shall mean, in respect of any Commission Share of any Fund, the date on which such Commission Share was first issued by such Fund; provided, that if such Share is a Commission Share and such Fund issued the Commission Share (or portion thereof) in question in connection with a Free Exchange for a Commission Share (or portion thereof) of another Fund, the Date of Original Purchase for the Commission Share (or portion thereof) in question shall be the date on which the Commission Share (or portion thereof) of the other Fund was first issued by such other Fund (unless such Commission Share (or portion thereof) was also issued by such other Fund in a Free Exchange, in which case this proviso shall apply to that Free Exchange and this application shall be repeated until one reaches a Commission Share (or portion thereof) which was issued by a Fund other than in a Free Exchange).

     "Distributor" shall mean Keystone Investment Distributors Company, its successors and assigns.

     "Distributor's Account" shall mean the account of the Distributor, account no. 9903-584-2, ABA No. 011 0000 28, entitled "General Account" maintained with State Street Bank & Trust Company or such other account as the Distributor may designate in a notice to the Transfer Agent.

     "Distributor Inception Date" shall mean, in respect of any Fund, the date identified as the date Shares of such Fund are first sold by the Distributor.

     "Distributor Last Sale Cut-off Date" shall mean, in respect of any Fund, the date identified as the last sale of a Commission Share during the period the Distributor served as principal underwriter under the Agreement.

     "Distributor Shares" shall mean, in respect of any Fund, all Shares of such Fund the Month of Original Purchase of which occurs on or after the Inception Date for such Fund and on or prior to the Distributor Last Sale Cut-off Date in respect of such Fund.

     "Dividend" shall mean, in respect of any Share of any Fund, any dividend or other distribution by such Fund in respect of such Share.

     "Free Exchange" shall mean any exchange of a Commission Share (or portion thereof) of one Fund (the "Redeeming Fund") for a Share (or portion thereof) of another Fund (the "Issuing Fund"), under any arrangement which defers the exchanging Shareholder's obligation to pay the CDSC in respect of the Commission Share (or portion thereof) of the Redeeming Fund so exchanged until the later redemption of the Share (or portion thereof) of the Issuing Fund received in such exchange.

     "Free Share" shall mean, in respect of any Fund, each Share of such Fund other than a Commission Share, including, without limitation: (i) Shares issued in connection with the automatic reinvestment of Capital Gain Dividends or Other Dividends by such Fund, (ii) Special Free Shares issued by such Fund and (iii) Shares (or portion thereof) issued by such Fund in connection with an exchange whereby a Free Share (or portion thereof) of another Fund is redeemed and the Net Asset Value of such redeemed Free Share (or portion thereof) is invested in such Shares (or portion thereof) of such Fund.

     "Fund" shall mean each of the regulated investment companies or series or portfolios of regulated investment companies identified in Schedule II to the Irrevocable Payment Instruction, as the same may be amended from time to time in accordance with the terms thereof.

     "Instant Fund" shall mean Keystone World Bond Fund.

     "ML Omnibus Account" shall mean, in respect of any Fund, the Omnibus Account maintained by Merrill Lynch, Pierce, Fenner & Smith as subtransfer agent.

     "Month of Original Purchase" shall mean, in respect of any Share of any Fund, the calendar month in which such Share was first issued by such Fund; provided, that if such Share is a Commission Share and such Fund issued the Commission Share (or portion thereof) in question in connection with a Free Exchange for a Commission Share (or portion thereof) of another Fund, the Month of Original Purchase for the Commission Share (or portion thereof) in question shall be the calendar month in which the Commission Share (or portion thereof) of the other Fund was first issued by such other Fund (unless such Commission Share (or portion thereof) was also issued by such other Fund in a Free Exchange, in which case this proviso shall apply to that Free Exchange and this application shall be repeated until one reaches a Commission Share (or portion thereof) which was issued by a Fund other than in a Free Exchange); provided, further, that if such Share is a Free Share and such Fund issued such Free Share in connection with the automatic reinvestment of dividends in respect of other Shares of such Fund, the Month of Original Purchase of such Free Share shall be deemed to be the Month of Original Purchase of the Share in respect of which such dividend was paid; provided, further, that if such Share is a Free Share and such Fund issued such Free Share in connection with an exchange whereby a Free Share (or portion thereof) of another Fund is redeemed and the Net Asset Value of such redeemed Free Share (or portion thereof) is invested in a Free Share (or portion thereof) of such Fund, the Month of Original Issue of such Free Share shall be the Month of Original Issue of the Free Share of such other Fund so redeemed (unless such Free Share of such other Fund was also issued by such other Fund in such an exchange, in which case this proviso shall apply to that exchange and this application shall be repeated until one reaches a Free Share which was issued by a Fund other than in such an exchange); and provided, finally, that for purposes of this Schedule I each of the following periods shall be treated as one calendar month for purposes of applying the rules of this Schedule I to any Fund: (i) the period of time from and including the Distributor Inception Date for such Fund to and including the last day of the calendar month in which such Distributor Inception Date occurs; (ii) the period of time commencing with the first day of the calendar month in which the Distributor Last Sale Cutoff Date in respect of such Fund occurs to and including such Distributor Last Sale Cutoff Date; and (iii) the period of time commencing on the day immediately following the Distributor Last Sale Cutoff Date in respect of such Fund to and including the last day of the calendar month in which such Distributor Last Sale Cut-off Date occurs.

     "Omnibus Account" shall mean any Shareholder Account the record owner of which is a registered broker-dealer which has agreed with the Transfer Agent to provide sub-transfer agent functions relating to each Sub-shareholder Account within such Shareholder Account as contemplated by this Schedule I in respect of each of the Funds.

     "Omnibus Asset Based Sales Charge Settlement Date" shall mean, in respect of each Omnibus Account, the Business Day next following the twentieth day of each calendar month for the calendar month immediately preceding such date so long as the record owner is able to allocate the Asset Based Sales Charge accruing in respect of Shares of any Fund as contemplated by this Schedule I no more frequently than monthly; provided, that at such time as the record owner of such Omnibus Account is able to provide information sufficient to allocate the Asset Based Sales Charge accruing in respect of such Shares of such Fund owned of record by such Omnibus Account as contemplated by this Schedule I on a weekly or daily basis, the Omnibus Asset Based Sales Charge Settlement Date shall be a weekly date as in the case of the Omnibus CDSC Settlement Date or a daily date as in the case of Asset Based Sales Charges accruing in respect of Shareholder Accounts other than Omnibus Accounts, as the case may be.

     "Omnibus CDSC Settlement Date" shall mean, in respect of each Omnibus Account, the third Business Day of each calendar week for the calendar week immediately preceding such date so long as the record owner of such Omnibus Account is able to allocate the CDSCs accruing in respect of any Shares of any Fund as contemplated by this Schedule I for no more frequently than weekly; provided, that at such time as the record owner of such Shares of such Fund owned of record by such Omnibus Account is able to provide information sufficient to allocate the CDSCs accruing in respect of such Omnibus Account as contemplated by this Schedule I on a daily basis, the Omnibus CDSC Settlement Date for such Omnibus Account shall be a daily date as in the case of CDSCs accruing in respect of Shareholder Accounts other than Omnibus Accounts.

     "Original Purchase Amount" shall mean, in respect of any Commission Share of any Fund, the amount paid (i.e., the Net Asset Value thereof on such date), on the Date of Original Purchase in respect of such Commission Share, by such Shareholder Account or Sub-shareholder Account for such Commission Share; provided, that if such Fund issued the Commission Share (or portion thereof) in question in connection with a Free Exchange for a Commission Share (or portion thereof) of another Fund, the Original Purchase Amount for the Commission Share (or portion thereof) in question shall be the Original Purchase Amount in respect of such Commission Share (or portion thereof) of such other Fund (unless such Commission Share (or portion thereof) was also issued by such other Fund in a Free Exchange, in which case this proviso shall apply to that Free Exchange and this application shall be repeated until one reaches a Commission Share (or portion thereof) which was issued by a Fund other than in a Free Exchange).

     "Other Dividend" shall mean in respect of any Share, any Dividend paid in respect of such Share other than a Capital Gain Dividend.

     "Post-distributor Shares" shall mean, in respect of any Fund, all Shares of such Fund the Month of Original Purchase of which occurs after the Distributor Last Sale Cut-off Date for such Fund.

     "Program Agent" shall mean Citicorp North America, Inc., as Program Agent under the Purchase Agreement, and its successors and assigns in such capacity.

     "Purchase Agreement" shall mean that certain Purchase and Sale Agreement dated as of May 31, 1995, among Keystone Investment Distributors Company, as Seller, Citibank, N.A., as Purchaser, and Citicorp North America, Inc., as Program Agent.

     "Share" shall mean in respect of any Fund any share of the classes of shares specified in Schedule II to the Irrevocable Payment Instruction opposite the name of such Fund, as the same may be amended from time to time by notice from the Distributor and the Program Agent to the Fund and the Transfer Agent; provided, that such term shall include, after the Distributor Last Sale Cut-off Date, a share of a new class of shares of such Fund: (i) with respect to each record owner of Shares which is not treated in the records of each Transfer Agent and Sub-transfer Agent for such Fund as an entirely separate and distinct class of shares from the classes of shares specified Schedule II to the Irrevocable Payment Instruction or (ii) the shares of which class may be exchanged for shares of another Fund of the classes of shares specified on
Schedule II to the Irrevocable Payment Instruction of any class existing on or prior to the Distributor Last Sale Cut-off Date; or (iii) dividends on which can be reinvested in shares of the classes specified on Schedule II to the Irrevocable Payment Instruction under the automatic dividend reinvestment options; or (iv) which is otherwise treated as though it were of the same class as the class of shares specified on Schedule II to the Irrevocable Payment Instruction.

     "Shareholder Account" shall have the meaning set forth in clause (B)(1) hereof.

     "Special Free Share" shall mean, in respect of any Fund, a Share (other than a Commission Share) issued by such Fund other than in connection with the automatic reinvestment of Dividends and other than in connection with an exchange whereby a Free Share (or portion thereof) of another Fund is redeemed and the Net Asset Value of such redeemed Share (or portion thereof) is invested in a Share (or portion thereof) of such Fund.

     "Sub-shareholder Account" shall have the meaning set forth in clause (B)(1) hereof.

     "Sub-transfer Agent" shall mean, in respect of each Omnibus Account, the record owner thereof.

     (B) RECORDS TO BE MAINTAINED BY THE TRANSFER AGENT FOR EACH FUND AND THE RECORD OWNER OF EACH OMNIBUS ACCOUNT:

     The Transfer Agent shall maintain Shareholder Accounts, and shall cause each record owner of each Omnibus Account to maintain Sub-shareholder Accounts, each in accordance with the following rules:

     (1) SHAREHOLDER ACCOUNTS AND SUB-SHAREHOLDER ACCOUNTS. The Transfer Agent shall maintain a separate account (a "Shareholder Account") for each record owner of Shares of each Fund. Each Shareholder Account (other than Omnibus Accounts) will represent a record owner of Shares of such Fund, the records of which will be kept in accordance with this Schedule I. In the case of an Omnibus Account, the Transfer Agent shall require that the record owner of the Omnibus Account maintain a separate account (a "Sub-shareholder Account") for each record owner of Shares which are reflected in the Omnibus Account, the records of which will be kept in accordance with this Schedule I. Each such Shareholder Account and Sub-shareholder Account shall relate solely to Shares of such Fund and shall not relate to any other class of shares of such Fund.

     (2) COMMISSION SHARES. For each Shareholder Account (other than an Omnibus Account), the Transfer Agent shall maintain daily records of each Commission Share of such Fund which records shall identify each Commission Share of such Fund reflected in such Shareholder Account by the Month of Original Purchase of such Commission Share.

     For each Omnibus Account, the Transfer Agent shall require that the Sub-transfer Agent in respect thereof maintain daily records of such Sub-shareholder Account which records shall identify each Commission Share of such Fund reflected in such Sub-shareholder Account by the Month of Original Purchase; provided, that until the Sub-transfer Agent in respect of the ML Omnibus Account develops the data processing capability to conform to the foregoing requirements, such Sub-transfer Agent shall maintain daily records of Sub-shareholder Accounts which identify each Commission Share of such Fund reflected in such Sub-shareholder Account by the Date of Original Purchase. Each such Commission Share shall be identified as either a Distributor Share or a Post-distributor Share based upon the Month of Original Purchase of such Commission Share (or in the case of a Sub-shareholder Account within the ML Omnibus Account, based upon the Date of Original Purchase).

     (3) FREE SHARES. The Transfer Agent shall maintain daily records of each Shareholder Account (other than an Omnibus Account) in respect of any Fund so as to identify each Free Share (including each Special Free Share) reflected in such Shareholder Account by the Month of Original Purchase of such Free Share. In addition, the Transfer Agent shall require that each Shareholder Account (other than an Omnibus Account) have in effect separate elections relating to reinvestment of Capital Gain Dividends and relating to reinvestment of Other Dividends in respect of any Fund. Either such Shareholder Account shall have elected to reinvest all Capital Gain Dividends or such Shareholder Account shall have elected to have all Capital Gain Dividends distributed. Similarly, either such Shareholder Account shall have elected to reinvest all Other Dividends or such Shareholder Account shall have elected to have all Other Dividends distributed.

     The Transfer Agent shall require that the Sub-transfer Agent in respect of each Omnibus Account maintain daily records for each Sub-shareholder Account in the manner described in the immediately preceding paragraph for Shareholder Accounts (other than Omnibus Accounts); provided, that until the Sub-transfer Agent in respect of the ML Omnibus Account develops the data processing capability to conform to the foregoing requirements, such Sub-transfer Agent shall not be obligated to conform to the foregoing requirements. Each Sub-shareholder Account shall also have in effect Dividend reinvestment elections as described in the immediately preceding paragraph.

     The Transfer Agent and each Sub-transfer Agent in respect of an Omnibus Account shall identify each Free Share as either a Distributor Share or a Post-distributor Share based upon the Month of Original Purchase of such Free Share; provided, that until the Sub-transfer Agent in respect of the ML Omnibus Account develops the data processing capability to conform to the foregoing requirements, the Transfer Agent shall require such Sub-transfer Agent to identify each Free Share of a given Fund in the ML Omnibus Account as a Distributor Share, or Post-distributor Share, as follows:

     (a) Free Shares of such Fund which are outstanding on the Distributor Last Sale Cut-off Date for such Fund shall be identified as Distributor Shares.

     (b) Free Shares of such Fund which are issued (whether or not in connection with an exchange for a Free Share of another Fund) to the ML Omnibus Account during any calendar month (or portion thereof) after the Distributor Last Sale Cut-off Date for such Fund shall be identified as Distributor Shares in a number computed as follows:

          A  X  (B/C)

          where:

          A = Free Shares of such Fund issued to the ML Omnibus Account during such calendar month (or portion thereof)

          B  = Number of Commission Shares and Free Shares of such Fund in the
               ML Omnibus Account identified as Distributor Shares and outstanding as of the close of business in the last day of the immediately preceding calendar month (or portion thereof)

          C = Total number of Commission Shares and Free Shares of such Fund in the ML Omnibus Account and outstanding as of the close of business on the last day of the immediately preceding calendar month (or portion thereof).

     (c) Free Shares of such Fund which are issued (whether or not in connection with an exchange for a free share of another Fund) to the ML Omnibus Account during any calendar month (or portion thereof) after the Distributor Last Sale Cut-off Date for such Fund shall be identified as Post-distributor Shares in a number computed as follows:

          (A  X  (B/C)

          where:

          A = Free Shares of such Fund issued to the ML Omnibus Account during such calendar month (or portion thereof)

          B  = Number of Commission Shares and Free Shares of such Fund in the
               ML Omnibus Account identified as Post-distributor Shares and outstanding as of the close of business in the last day of the immediately preceding calendar month (or portion thereof)

          C = Total number of Commission Shares and Free Shares of such Fund in the ML Omnibus Account and outstanding as of the close of business on the last day of the immediately preceding calendar month (or portion thereof).

     (d) Free Shares of such Fund which are redeemed (whether or not in connection with an exchange for Free Shares of another Fund or in connection with the conversion of such Shares into a Class A Share of such Fund) from the ML Omnibus Account in any calendar month (or portion thereof) after the Distributor Last Sale Cut-off Date for such Fund shall be identified as Distributor Shares in a number computed as follows:

          A  X  (B/C)

          Where:

          A = Free Shares of such Fund which are redeemed (whether or not in connection with an exchange for Free Shares of another Fund or in connection with the conversion of such Shares into a class A share of such Fund) from the ML Omnibus Account during such calendar month (or portion thereof)

          B = Free Shares of such Fund in the ML Omnibus Account identified as Distributor Shares and outstanding as of the close of business on the last day of the immediately preceding calendar month.

          C  = Total number of Free Shares of such Fund in the ML Omnibus
               Account and outstanding as of the close of business on the last day of the immediately preceding calendar month.

     (e) Free Shares of such Fund which are redeemed (whether or not in connection with an exchange for Free Shares of another Fund or in connection with the conversion of such Shares into a class A share of such Fund) from the ML Omnibus Account in any calendar month (or portion thereof) after the Distributor Last Sale Cut-off Date for such Fund shall be identified as Post-distributor Shares in a number computed as follows:

          A  X  (B/C)

          where:

          A = Free Shares of such Fund which are redeemed (whether or not in connection with an exchange for Free Shares of another Fund or in connection with the conversion of such Shares into a class A share of such Fund) from the ML Omnibus Account during such calendar month (or portion thereof)

          B = Free Shares of such Fund in the ML Omnibus Account identified as Post-distributor Shares and outstanding as of the close of business on the last day of the immediately preceding calendar month.

          C  = Total number of Free Shares of such Fund in the ML Omnibus
               Account and outstanding as of the close of business on the last day of the immediately preceding calendar month.

     (4) APPRECIATION AMOUNT AND COST ACCUMULATION AMOUNT. The Transfer Agent shall maintain on a daily basis in respect of each Shareholder Account (other than Omnibus Accounts) a Cost Accumulation Amount representing the total of the Original Purchase Amounts paid by such Shareholder Account for all Commission Shares reflected in such Shareholder Account as of the close of business on each day. In addition, the Transfer Agent shall maintain on a daily basis in respect of each Shareholder Account (other than Omnibus Accounts) sufficient records to enable it to compute, as of the date of any actual or deemed redemption or Free Exchange of a Commission Share reflected in such Shareholder Account an amount (such amount an "Appreciation Amount") equal to the excess, if any, of the Net Asset Value as of the close of business on such day of the Commission Shares reflected in such Shareholder Account minus the Cost Accumulation Amount as of the close of business on such day. In the event that a Commission Share (or portion thereof) reflected in a Shareholder Account is redeemed or under these rules is deemed to have been redeemed (whether in a Free Exchange or otherwise), the Appreciation Amount for such Shareholder Account shall be reduced, to the extent thereof, by the Net Asset Value of the Commission Share (or portion thereof) redeemed, and if the Net Asset Value of the Commission Share (or portion thereof) being redeemed equals or exceeds the Appreciation Amount, the Cost Accumulation Amount will be reduced to the extent thereof, by such excess. If the Appreciation Amount for such Shareholder Account immediately prior to any redemption of a Commission Share (or portion thereof) is equal to or greater than the Net Asset Value of such Commission Share (or portion thereof) deemed to have been tendered for redemption, no CDSCs will be payable in respect of such Commission Share (or portion thereof).

     The Transfer Agent shall require that the Sub-transfer Agent in respect of each Omnibus Account maintain on a daily basis in respect of each Sub-shareholder Account reflected in such Omnibus Account a Cost Accumulation Amount and sufficient records to enable it to compute, as of the date of any actual or deemed redemption or Free Exchange of a Commission Share reflected in such Sub-shareholder Account an Appreciation Amount in accordance with the preceding paragraph and to apply the same to determine whether a CDSC is payable (as though such Sub-shareholder Account were a Shareholder Account other than an Omnibus Account; provided, that until the Sub-transfer Agent in respect of the ML Omnibus Account develops the data processing capability to conform to the foregoing requirements, such Sub-transfer Agent shall maintain for each Sub-shareholder Account a separate Cost Accumulation Amount and a separate Appreciation Amount for each Date of Original Purchase of any Commission Share which shall be applied as set forth in the preceding paragraph as if each Date of Original Purchase were a separate Month of Original Purchase.

     (5) NASD CAP. On the date the distribution fees paid in respect of any class of Shares equals the maximum amount thereon under the Rules of Fair Practice, in respect of such class, all outstanding Shares of such class of such Fund shall be converted into Class A shares of such Fund and will be deemed to have been redeemed for their Net Asset Value for purposes of this Schedule I.

     (6) IDENTIFICATION OF REDEEMED SHARES. If a Shareholder Account (other than an Omnibus Account) tenders a Share of a Fund for redemption (other than in connection with an exchange of such Share for a Share of another Fund or in connection with the conversion of such Share pursuant to a Conversion Feature), such tendered Share will be deemed to be a Free Share if there are any Free Shares reflected in such Shareholder Account immediately prior to such tender. If there is more than one Free Share reflected in such Shareholder Account immediately prior to such tender, such tendered Share will be deemed to be the Free Share with the earliest Month of Original Purchase. If there are no Free Shares reflected in such Shareholder Account immediately prior to such tender, such tendered Share will be deemed to be the Commission Share with the earliest Month of Original Purchase reflected in such Shareholder Account.

     If a Sub-shareholder Account reflected in an Omnibus Account tenders a Share for redemption (other than in connection with an Exchange of such Share for a Share of another Fund or in connection with the conversion of such Share pursuant to a Conversion Feature), the Transfer Agent shall require that the record owner of each Omnibus Account supply the Transfer Agent sufficient records to enable the Transfer Agent to apply the rules of the preceding paragraph to such Sub-shareholder Account (as though such Sub-shareholder Account were a Shareholder Account other than an Omnibus Account); provided, that until the Sub-transfer Agent in respect of the ML Omnibus Account develops the data processing capability to conform to the foregoing requirements, such Sub-transfer Agent shall not be required to conform to the foregoing rules regarding Free Shares (and the Transfer Agent shall account for such Free Shares as provided in (3) above) but shall apply the foregoing rules to each Commission Share with respect to the Date of Original Purchase of any Commission Share as though each such Date were a separate Month of Original Purchase.

     (7) IDENTIFICATION OF EXCHANGED SHARES. When a Shareholder Account (other than an Omnibus Account) tenders Shares of one Fund (the "Redeeming Fund") for redemption where the proceeds of such redemption are to be automatically reinvested in shares of another Fund (the "Issuing Fund") to effect an exchange (whether or not pursuant to a Free Exchange) into Shares of the Issuing Fund:
(1) such Shareholder Account will be deemed to have tendered Shares (or portions thereof) of the Redeeming Fund with each Month of Original Purchase represented by Shares of the Redeeming Fund reflected in such Shareholder Account immediately prior to such tender in the same proportion that the number of Shares of the redeeming Fund with such Month of Original Purchase reflected in such Shareholder immediately prior to such tender bore to the total number of Shares of the Redeeming Fund reflected in such Shareholder Account immediately prior to such tender, and on that basis the tendered Shares of the Redeeming Fund will be identified as Distributor Shares or Post-distributor Shares; (2) such Shareholder Account will be deemed to have tendered Commission Shares (or portions thereof) and Free Shares (or portions thereof) of the Redeeming Fund of each category (i.e., Distributor Shares or Post-distributor Shares) in the same proportion that the number of Commission Shares or Free Shares (as the case may be) of the Redeeming Fund in such category reflected in such Shareholder Account bore to the total number of Shares of the Redeeming Fund in such category reflected in such Shareholder Account immediately prior to such tender, (3) the Shares (or portions thereof) of the Issuing Fund issued in connection with such exchange will be deemed to have the same Months of Original Purchase as the Shares (or portions thereof) of the Redeeming Fund so tendered and will be categorized as Distributor Shares and Post-distributor Shares accordingly, and
(4) the Shares (or portions thereof) of each Category of the Issuing Fund issued in connection with such exchange will be deemed to be Commission Shares and Free Shares in the same proportion that the Shares of such Category of the Redeeming Fund were Commission Shares and Free Shares.

     The Transfer Agent shall require that each record owner of an Omnibus Account maintain records relating to each Sub-shareholder Account in such Omnibus Account sufficient to apply the foregoing rules to each such Sub-shareholder Account (as though such Sub-shareholder Account were a Shareholder Account other than an Omnibus Account); provided, that until the Sub-transfer Agent in respect of the ML Omnibus Account develops the data processing capability to conform to the foregoing requirements, such Sub-transfer Agent shall not be required to conform to the foregoing rules relating to Free Shares (and the Sub-transfer Agent shall account for such Free Shares as provided in (3) above) and shall apply a first-in-first-out procedure (based upon the Date of Original Purchase) to determine which Commission Shares (or portions thereof) of a Redeeming Fund were redeemed in connection with an exchange.

     (8) IDENTIFICATION OF CONVERTED SHARES. The Transfer Agent records maintained for each Shareholder Account (other than an Omnibus Account) will treat each Commission Share of a Fund as though it were redeemed at its Net Asset Value on the date such Commission Share converts into a class A share of such Fund in accordance with an applicable Conversion Feature applied with reference to its Month of Original Purchase and will treat each Free Share of such Fund with a given Month of Original Purchase as though it were redeemed at its Net Asset Value when it is simultaneously converted to a class A share at the time the Commission Shares of such Fund with such Month of Original Purchase are so converted.

     The Transfer Agent shall require that each record owner of an Omnibus Account maintain records relating to each Sub-shareholder Account in such Omnibus Account sufficient to apply the foregoing rules to each such Sub-shareholder Account (as though such Sub-shareholder Account were a Shareholder Account other than an Omnibus Account) ; provided, that until the Sub-transfer Agent in respect of the ML Omnibus Account develops the data processing capability to conform to the foregoing requirements, such Sub-transfer Agent shall apply the foregoing rules to Commission Shares with reference to the Date of Original Issue of each Commission Share (as though each such date were a separate Month of Original Issue) and shall not be required to apply the foregoing rules to Free Shares (and the Sub-transfer Agent shall account for such Free Shares as provided in (3) above).

     (C) ALLOCATIONS OF ASSET BASED SALE CHARGES AND CDSCS AMONG DISTRIBUTOR SHARES AND POST-DISTRIBUTOR SHARES:

     The Transfer Agent shall use the following rules to allocate the amounts of Asset Based Sales Charges and CDSCs payable by each Fund in respect of Shares between Distributor Shares and Post-distributor Shares:

     (1) RECEIVABLES CONSTITUTING CDSCS: CDSCs will be treated as relating to Distributor Shares or Post-distributor Shares depending upon the Month of Original Purchase of the Commission Share the redemption of which gives rise to the payment of a CDSC by a Shareholder Account.

     The Transfer Agent shall cause each Sub-transfer Agent to apply the foregoing rule to each Sub-shareholder Account based on the records maintained by such Sub-transfer Agent; provided, that until the Sub-transfer Agent in respect of the ML Omnibus Account develops the data processing capability to conform to the foregoing requirements, such Sub-transfer Agent shall apply the foregoing rules to each Sub-shareholder Account with respect to the Date of Original Purchase of any Commission Share as though each such date were a separate Month of Original Purchase.

     (2) RECEIVABLES CONSTITUTING ASSET BASED SALES CHARGES:

     The Asset Based Sales Charges accruing in respect of each Shareholder Account (other than an Omnibus Account) shall be allocated to each Share reflected in such Shareholder Account as of the close of business on such day on an equal per share basis. For example, the Asset Based Sales Charges attributable to Distributor Shares on any day shall be computed and allocated as follows:

     A X (B/C)

     where:

     A. = Total amount of Asset Based Sales Charge accrued in respect of such Shareholder Account (other than an Omnibus Account) on such day.

     B. = Number of Distributor Shares reflected in such Shareholder Account (other than an Omnibus Account) on the close of business on such day

     C. = Total number of Distributor Shares and Post-Distributor Shares reflected in such Shareholder Account (other than an Omnibus Account) and outstanding as of the close of business on such day.

The Portion of the Asset Based Sales Charges of such Fund accruing in respect of such Shareholder Account for such day allocated to Post-distributor Shares will be obtained using the same formula but substituting for "B" the number of Post-distributor Shares, as the case may be, reflected in such Shareholder Account and outstanding on the close of business on such day. The foregoing allocation formula may be adjusted from time to time by notice to the Fund and the transfer agent for the Fund from the Seller and the Program Agent pursuant to Section 8.18 of the Purchase Agreement.

     The Transfer Agent shall, based on the records maintained by the record owner of such Omnibus Account, allocate the Asset Based Sales Charge accruing in respect of each Omnibus Account on each day among all Sub-shareholder Accounts reflected in such Omnibus Account on an equal per share basis based upon the total number of Distributor Shares and Post-distributor Shares reflected in each such Sub-shareholder Account as of the close of business on such day. In addition, the Transfer Agent shall apply the foregoing rules to each Sub-shareholder Account (as though it were a Shareholder Account other than an Omnibus Account), based on the records maintained by the record owner, to allocate the Asset Based Sales Charge so allocated to any Sub-shareholder Account among the Distributor Shares and Post-distributor Shares reflected in each such Sub-shareholder Account in accordance with the rules set forth in the preceding paragraph; provided, that until the Sub-transfer Agent in respect of the ML Omnibus Account develops the data processing capacity to apply the rules of this Schedule I as applicable to Sub-shareholder Accounts other than ML Omnibus Accounts, the Transfer Agent shall allocate the Asset Based Sales Charge accruing in respect of Shares of any Fund in the ML Omnibus Account during any calendar month (or portion thereof) among Distributor Shares and Post-distributor Shares as follows:

     (a) The portion of such Asset Based Sales Charge allocable to Distributor Shares shall be computed as follows:

          A  X  ((B + C)/2)

                ((D + E)/2)

          where:

          A = Total amount of Asset Based Sales Charge accrued during such calendar month (or portion thereof) in respect of Shares of such Fund in the ML Omnibus Account

          B = Shares of such Fund in the ML Omnibus Account and identified as Distributor Shares and outstanding as of the close of business on the last day of the immediately preceding calendar month (or portion thereof), times Net Asset Value per Share as of such time

          C = Shares of such Fund in the ML Omnibus Account and identified as Distributor Shares and outstanding as of the close of business on the last day of such calendar month (or portion thereof), times Net Asset Value per Share as of such time

          D = Total number of Shares of such Fund in the ML Omnibus Account and outstanding as of the close of business on the last day of the immediately preceding calendar month (or portion thereof), times Net Asset Value per Share as of such time.

          E = Total number of Shares of such Fund in the ML Omnibus Account and outstanding as of the close of business on the last day of such calendar month (or portion thereof), times Net Asset Value per Share as of such time.

     (b) The portion of such Asset Based Sales Charge allocable to Post-distributor Shares shall be computed s follows:

          A  X  ((B + C)/2)
                -----------
                ((D + E)/2)

          where:

          A = Total amount of Asset Based Sales Charge accrued during such calendar month (or portion thereof) in respect of Shares of such Fund in the ML Omnibus Account

          B = Shares of such Fund in the ML Omnibus Account and identified as Post-distributor Shares and outstanding as of the close of business on the last day of the immediately preceding calendar month (or portion thereof), times Net Asset Value per Share as of such time

          C = Shares of such Fund in the ML Omnibus Account and identified as Post-distributor Shares and outstanding as of the close of business on the last day of such calendar month (or portion thereof), times Net Asset Value per Share as of such time

          D = Total number of Shares of such Fund in the ML Omnibus Account and outstanding as of the close of business on the last day of the immediately preceding calendar month (or portion thereof), times Net Asset Value per Share as of such time.

          E = Total number of Shares of such Fund in the ML Omnibus Account outstanding as of the close of business on the last day of such calendar month, times Net Asset Value per Share as of such time.


     (3) PAYMENTS ON BEHALF OF EACH FUND.

On the close of business on each day the Transfer Agent shall cause payment to be made of the amount of the Asset Based Sales Charge and CDSCs accruing on such day in respect of the Shares of such Fund owned of record by Shareholder Accounts (other than Omnibus Accounts) by two separate wire transfers, directly from accounts of such Fund as follows:

     1. The Asset Based Sales Charge and CDSCs accruing in respect of Shareholder Accounts other than Omnibus Accounts and allocable to Distributor Shares in accordance with the preceding rules shall be paid to the Distributor's Account, unless the Distributor otherwise instructs the Fund in any irrevocable payment instruction; and

     2. The Asset Based Sales Charges and CDSCs accruing in respect of Shareholder Accounts other than Omnibus Accounts and allocable to Post-distributor Shares in accordance with the preceding rules shall be paid in accordance with direction received from any future distributor of Shares of the Instant Fund.

     On each Omnibus CDSC Settlement Date, the Transfer Agent for each Fund shall cause the applicable Sub-transfer Agent to cause payment to be made of the amount of the CDSCs accruing during the period to which such Omnibus CDSC Settlement Date relates in respect of the Shares of such Fund owned of record by each Omnibus Account by two separate wire transfers directly from the account of such Fund maintained by such Transfer Agent, as follows:

     1. The CDSCs accruing in respect of such Omnibus Account and allocable to Distributor Shares in accordance with the preceding rules shall be paid to the Distributor's Account, unless the Distributor otherwise instructs the Fund in any irrevocable payment instruction; and

     2. The CDSCs accruing in respect of such Omnibus Account and allocable to Post-distributor Shares in accordance with the preceding rules shall be paid in accordance with direction received from any future distributor of Shares of the Instant Fund.

     On each Omnibus Asset Based Sales Charge Settlement Date the Transfer Agent for each Fund shall cause payment to be made of the amount of the Asset Based Sales Charge accruing for the period to which such Omnibus Asset Based Sales Charge Settlement Date relates in respect of the Shares of such Fund owned of record by each Omnibus Account by two separate wire transfers directly from accounts of such Fund as follows:

     1. The Asset Based Sales Charge accruing in respect of such Omnibus Account and allocable to Distributor Shares shall be paid to the Distributor's Collection Account, unless the Distributor otherwise instructs the Fund in any irrevocable payment instruction; and

     2. The Asset Based Sales Charge accruing in respect of such Omnibus Account and allocable to Post-Distributor Shares shall be paid in accordance with direction received from any future distributor of Shares of the Instant Fund.